                                                                   EXHIBIT 4.21

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                               CENTEX CORPORATION

                                   AS ISSUER,

                                       and

                            THE CHASE MANHATTAN BANK,

                                   AS TRUSTEE

                                   ----------

                                    INDENTURE

                          Dated as of November 14, 2000

                                   ----------

                         JUNIOR SUBORDINATED DEBENTURES


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                                TABLE OF CONTENTS

                                                                                                                PAGE
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
ARTICLE I DEFINITIONS ............................................................................................2

         SECTION 1.01 Definitions ................................................................................2
         SECTION 1.02 Rules of Construction ......................................................................8

ARTICLE II THE DEBENTURES ........................................................................................8

         SECTION 2.01 Designation, Terms, Amount, Authentication and Delivery ....................................8
         SECTION 2.02 Form of Debenture and Trustee's Certificate ...............................................11
         SECTION 2.03 Date and Denominations of Debentures and Provisions for Payment of Principal,
                      Premium and Interest ......................................................................11
         SECTION 2.04 Execution of Debentures ...................................................................13
         SECTION 2.05 Exchange of Debentures ....................................................................14
         SECTION 2.06 Temporary Debentures ......................................................................15
         SECTION 2.07 Mutilated, Destroyed, Lost or Stolen Debentures ...........................................15
         SECTION 2.08 Cancellation of Surrendered Debentures ....................................................16
         SECTION 2.09 Provisions of Indenture and Debentures for Sole Benefit of
                      Parties and Debentureholders ..............................................................16
         SECTION 2.10 Appointment of Authenticating Agent .......................................................17
         SECTION 2.11 Global Debentures .........................................................................17
         SECTION 2.12 CUSIP Numbers .............................................................................19

ARTICLE III REDEMPTION OF DEBENTURES AND SINKING FUND PROVISIONS ................................................20

         SECTION 3.01 Redemption ................................................................................20
         SECTION 3.02 Notice of Redemption ......................................................................20
         SECTION 3.03 Payment Upon Redemption ...................................................................21
         SECTION 3.04 Sinking Funds for Debentures ..............................................................22
         SECTION 3.05 Satisfaction of Sinking Fund Payments With Debentures .....................................22
         SECTION 3.06 Redemption of Debentures for Sinking Fund .................................................22

ARTICLE IV PARTICULAR COVENANTS OF THE COMPANY ..................................................................23

         SECTION 4.01 Payment of Debentures .....................................................................23
         SECTION 4.02 Maintenance of Office or Agency ...........................................................23
         SECTION 4.03 Paying Agent and Holding Sums In Trust ....................................................24
         SECTION 4.04 Appointment to Fill Vacancy in Office of Trustee ..........................................25
         SECTION 4.05 Certain Expenses ..........................................................................25
         SECTION 4.06 Additional Amounts ........................................................................25

ARTICLE V DEBENTUREHOLDERS LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE .....................................26

         SECTION 5.01 Company to Furnish Trustee Information as to Names and Addresses of
                      Debentureholders...........................................................................26
         SECTION 5.02 Trustee to Preserve Information as to Names and Addresses of Debentureholders .............26



                                       i
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
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         SECTION 5.03 Annual and Other Reports to Be Filed by Company With the Trustee...........................27
         SECTION 5.04 Trustee to Transmit Annual Report to Debentureholders......................................28

ARTICLE VI  REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS ON EVENT OF DEFAULT.....................................29

         SECTION 6.01 Events of Default Defined..................................................................29
         SECTION 6.02 Covenant of Company to Pay to Trustee Whole Amount
                      Due on Debentures on Default in Payment....................................................31
         SECTION 6.03 Application of Moneys Collected by Trustee.................................................33
         SECTION 6.04 Limitation on Suits by Holders of Debentures...............................................33
         SECTION 6.05 Remedies Cumulative; Delay or Omission in Exercise of Rights Not Waiver of Default.........34
         SECTION 6.06 Rights of Holders of Majority in Principal Amount of Debentures to Direct Trustee
                      and to Waive Defaults......................................................................34
         SECTION 6.07 Trustee to Give Notice of Defaults Known To It, But May Withhold in Certain
                      Circumstances..............................................................................35
         SECTION 6.08 Requirements of an Undertaking to Pay Costs in Certain
                      Suits Under Indenture or Against Trustee...................................................36

ARTICLE VII CONCERNING THE TRUSTEE...............................................................................36

         SECTION 7.01 Duties of Trustee..........................................................................36
         SECTION 7.02 Certain Rights of the Trustee..............................................................38
         SECTION 7.03 Trustee's Disclaimer.......................................................................40
         SECTION 7.04 May Own Debentures.........................................................................40
         SECTION 7.05 Moneys Received by Trustee to Be Held In Trust Without Interest............................40
         SECTION 7.06 Compensation, Reimbursement and Indemnity..................................................40
         SECTION 7.07 Right of Trustee  to Rely on  Certificate of Officers of
                      Company  Where No Other Evidence Specifically Prescribed...................................41
         SECTION 7.08 Disqualification; Conflicting Interests....................................................41
         SECTION 7.09 Requirements for Eligibility of Trustee....................................................41
         SECTION 7.10 Resignation of Trustee and Appointment of Successor........................................42
         SECTION 7.11 Acceptance by Successor to Trustee.........................................................43
         SECTION 7.12 Successor to Trustee by Merger, Consolidation or Succession to Business....................44
         SECTION 7.13 Preferential Collection of Claims Against the Company......................................44

ARTICLE VIII CONCERNING THE DEBENTURES...........................................................................45

         SECTION 8.01 Evidence of Action by Debentureholders.....................................................45
         SECTION 8.02 Proof of Execution of Instruments and of Holding of Debentures.............................45
         SECTION 8.03 Who May Be Deemed Owners of Debentures.....................................................46
         SECTION 8.04 Debentures Owned by the Company or Controlled or
                      Controlling Companies Disregarded for Certain Purposes.....................................46




                                       ii
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
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         SECTION 8.05 Instruments Executed by Debentureholders Bind Future Holders...............................46

ARTICLE IX SUPPLEMENTAL INDENTURES...............................................................................47

         SECTION 9.01 Without Consent of Debentureholders........................................................47
         SECTION 9.02 With Consent of Debentureholders...........................................................48
         SECTION 9.03 Effect of Supplemental Indentures..........................................................49
         SECTION 9.04 Debentures May Bear Notation of Changes By Supplemental Indentures.........................49
         SECTION 9.05 Opinion of Counsel.........................................................................50

ARTICLE X CONSOLIDATION, MERGER, SALE OR CONVEYANCE..............................................................50

         SECTION 10.01 Company May Consolidate, etc. on Certain Terms............................................50
         SECTION 10.02 Successor Corporation Substituted.........................................................50

ARTICLE XI SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS.............................................51

         SECTION 11.01 Satisfaction and Discharge of Indenture...................................................51
         SECTION 11.02 Application by Trustee of Funds Deposited For Payment of Debentures.......................53
         SECTION 11.03 Repayment of Moneys Held by the Paying Agent..............................................53
         SECTION 11.04 Repayment of Moneys Held by the Trustee...................................................54
         SECTION 11.05 Indemnification Relating to Governmental Obligations......................................54
         SECTION 11.06 Reinstatement.............................................................................54

ARTICLE XII IMMUNITY OF INCORPORATORS, SHAREHOLDERS, OFFICERS AND DIRECTORS......................................55

         SECTION 12.01 Exemption From Individual Liability.......................................................55

ARTICLE XIII MISCELLANEOUS PROVISIONS............................................................................55

         SECTION 13.01 Successors and Assigns of Company Bound by Indenture......................................55
         SECTION 13.02 Acts of Board, Committee or Officer of Successor Company Valid............................55
         SECTION 13.03 Surrender of Powers of the Company........................................................55
         SECTION 13.04 Notices...................................................................................56
         SECTION 13.05 Governing Law.............................................................................56
         SECTION 13.06 Officers' Certificates and Opinions of Counsel............................................56
         SECTION 13.07 Payments Due on Legal Holidays............................................................57
         SECTION 13.08 Control by Trust Indenture Act of 1939....................................................57
         SECTION 13.09 Counterparts..............................................................................57
         SECTION 13.10 Separability..............................................................................57
         SECTION 13.11 Assignment................................................................................57
         SECTION 13.12 Holders of Preferred Securities as Third Party Beneficiaries..............................58
         SECTION 13.13 Payment Currency..........................................................................58
         SECTION 13.14 Agent for Service of Process..............................................................59


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
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ARTICLE XIV SUBORDINATION OF DEBENTURES...........................................................................59
         SECTION 14.01 Debentures Subordinated to Senior Debt.....................................................59
         SECTION 14.02 No Payment on Debentures in Certain Circumstances..........................................59
         SECTION 14.03 Debentures Subordinated to Prior Payment of All Senior
                       Debt on Dissolution, Liquidation or Reorganization.........................................60
         SECTION 14.04 Subrogation to Rights of Holders of Senior Debt............................................61
         SECTION 14.05 Obligations of the Company Unconditional...................................................61
         SECTION 14.06 Trustee Entitled to Assume Payments Not Prohibited in
                       Absence of Notice..........................................................................62
         SECTION 14.07 Application by Trustee of Amounts Deposited with It........................................62
         SECTION 14.08 Subordination  Rights Not Impaired by Acts or Omissions
                       of the Company or Holders of Senior Debt...................................................63
         SECTION 14.09 Trustee to Effectuate Subordination of Debentures..........................................63
         SECTION 14.10 Right of Trustee to Hold Senior Debt.......................................................63
         SECTION 14.11 Article XIV Not to Prevent Events of Default...............................................63
         SECTION 14.12 No Fiduciary Duty of Trustee to Holders of Senior Debt.....................................64
         SECTION 14.13 Article Applicable to Paying Agent.........................................................64



                                       iv
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         Reconciliation and tie between Trust Indenture Act of 1939 and
                    Indenture, dated as of November 14, 2000


Trust Indenture Act Section                                                                       Indenture Section
---------------------------                                                                       -----------------
Sec. 310(a)(1)................................................................................................7.09
        (a)(2)................................................................................................7.09
        (a)(3)......................................................................................Not Applicable
        (a)(5)......................................................................................Not Applicable
        (b).............................................................................................7.08, 7.10
        (c).........................................................................................Not Applicable

Sec. 311(a)...................................................................................................7.10
        (b)...................................................................................................7.04

Sec. 312(a)...........................................................................................5.01, 5.02(a)
        (b).................................................................................................5.02(c)
        (c).................................................................................................5.02(e)

Sec. 313(a).................................................................................................5.04(a)
        (b)(1)......................................................................................Not Applicable
        (b)(2).............................................................................................5.04(b)
        (c)................................................................................................5.04(b)
        (d)................................................................................................5.04(c)

Sec. 314(a)(1).............................................................................................5.03(a)
        (a)(2).............................................................................................5.03(b)
        (a)(3).............................................................................................5.03(c)
        (a)(4).............................................................................................5.03(d)
        (b).........................................................................................Not Applicable
        (c)(1)...............................................................................................13.06
        (c)(2)...............................................................................................13.06
        (c)(3)......................................................................................Not Applicable
        (d).........................................................................................Not Applicable
        (e)..................................................................................................13.06

Sec. 315(a).............................................................................................7.01, 7.02
        (b)...................................................................................................6.07
        (c)................................................................................................7.01(a)
        (d)...................................................................................................7.01
        (e)...................................................................................................6.08

Sec. 316(a)(1)..........................................................................................6.01, 6.06
        (a)(2)......................................................................................Not Applicable
        (b)...................................................................................................6.04
        (c).........................................................................................Not Applicable



                                       v
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
Trust Indenture Act Section                                                                       Indenture Section
---------------------------                                                                       -----------------
Sec. 317(a)...................................................................................................6.02
        (b)...................................................................................................4.03

Sec. 318(a)..................................................................................................13.08


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Note:    This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.




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         THIS INDENTURE is dated as of November 14, 2000 between Centex
Corporation, a Nevada corporation (the "Company"), and The Chase Manhattan Bank, a New York banking corporation, as trustee (the "Trustee").

         WHEREAS, for its lawful corporate purposes, the Company has fully authorized the execution and delivery of this Indenture to provide for the issuance of unsecured junior subordinated debentures (hereinafter referred to as the "Debentures"), in an unlimited aggregate principal amount to be issued from time to time in one or more series in accordance with the terms of this Indenture, as registered Debentures without coupons, to be authenticated by the certificate of the Trustee;

         WHEREAS, to provide the terms and conditions upon which the Debentures are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture;

         WHEREAS, the Debentures and the certificate of authentication to be borne by the Debentures (the "Certificate of Authentication") are to be substantially in such forms as may be approved by the Board of Directors (as defined below) or set forth in any indenture supplemental to this Indenture; and

         WHEREAS, all acts and things necessary to make the Debentures issued pursuant hereto, when executed by the Company and authenticated and delivered by the Trustee in accordance with the terms of this Indenture, the valid, binding and legal obligations of the Company, and to constitute a valid indenture and agreement according to its terms, have been done and performed or will be done and performed prior to the issuance of such Debentures, and the execution of this Indenture has been and the issuance hereunder of the Debentures has been or will be prior to issuance in all respects duly authorized, and the Company, in the exercise of the legal right and power in it vested, executes this Indenture and proposes to make, execute, issue and deliver the Debentures;

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         That in order to declare the terms and conditions upon which the Debentures are and are to be authenticated, issued and delivered, and in consideration of the premises and of the acquisition and acceptance of the Debentures by the holders thereof, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit (subject to the provisions of this Indenture) of the respective holders from time to time of the Debentures, without any discrimination, preference or priority of any one Debenture over any other by reason of priority in the time of issue, sale or negotiation thereof, or otherwise, except as provided herein, as follows:

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                                    ARTICLE I


                                   DEFINITIONS


         SECTION 1.01 Definitions.

               The terms defined in this Section (except as in this Indenture otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture, any resolution of the Board of Directors of the Company and of any indenture supplemental hereof shall have the respective meanings specified in this Section. All other terms used in this Indenture which are defined in the Trust Indenture Act of 1939, as amended, or which are by reference in such Act defined in the Securities Act of 1933, as amended (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this instrument.

               "Additional Amounts" means any additional amounts required by the express terms of a Debenture or by or pursuant to a Board Resolution, under circumstances specified therein or pursuant thereto, to be paid by the Company to certain holders with respect to certain taxes, assessments or other governmental charges imposed on such holders.

               "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person; provided, however, that, except as otherwise provided with respect to Debentures of a series as contemplated by
Section 2.01, no Trust to which Debentures have been issued shall be deemed to be an Affiliate of the Company. For purposes of this definition, "control" of a Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

               "Authenticating Agent" means an authenticating agent with respect to all or any of the series of Debentures, as the case may be, appointed with respect to all or any series of the Debentures, as the case may be, by the Trustee pursuant to Section 2.10.

               "Bankruptcy Custodian" has the meaning assigned in Section
6.01(a).

               "Bankruptcy Law" means Title 11 of the United States Code or any similar federal, state or foreign law for the relief of debtors.

               "Board of Directors" means the Board of Directors of the Company or any committee thereof duly authorized, with respect to any particular matter, to act by or on behalf of the Board of Directors of the Company.

               "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

               "Business Day" means any day that is not a Legal Holiday.

               "Capital Stock" of any Person means and includes any and all shares, interests, rights to purchase, warrants or options (whether or not currently exercisable), participations or other equivalents of or interests (however designated) in the equity (which includes, but is not limited to, common stock, preferred stock and partnership and joint venture interests) of such Person (excluding any debt securities that are convertible into, or exchangeable for, such equity).

               "Capitalized Lease Obligation" of any Person means any obligation of such Person to pay rent or other amounts under a lease of property, real or personal, that is required to be capitalized for financial reporting purposes in accordance with GAAP; and the amount of such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

               "Certificate" means a certificate signed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company. The Certificate need not comply with the provisions of
Section 13.06.

               "Common Equity" of any Person means and includes all Capital Stock of such Person that is generally entitled to (i) vote in the election of directors of such Person or (ii) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management and policies of such Person.

               "Common Securities" means the common undivided beneficial interests in the assets of the applicable Trust.

               "Commission" means the Securities and Exchange Commission.

               "Company" means Centex Corporation, a Nevada corporation, and, subject to the provisions of Article X, shall also include its successors and assigns.

               "Corporate Trust Office" of the Trustee shall be the address specified in Section 13.04 and may be located at such other address as the Trustee may give notice to the Company.

               "Debenture" or "Debentures" means any Debenture or Debentures, as the case may be, authenticated and delivered under this Indenture.

               "Debenture Register" has the meaning assigned in Section 2.05(b).

               "Debenture Registrar" has the meaning assigned in Section
2.05(b).

               "Debentureholder," "holder of Debentures," "registered holder," or any other similar term, means the Person or Persons in whose name or names a particular Debenture shall be registered in the Debenture Register.

               "Debt" of any Person at any date means, without duplication, (a) all indebtedness or obligations of such Person for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto), other than standby letters of credit and bid or performance bonds issued by such Person in the ordinary course of business, to the extent not drawn or, to the extent drawn, if such drawing is reimbursed not later than 30 Business Days following demand for reimbursement,
(d) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, except trade payables and accrued expenses incurred in the ordinary course of business, (e) all Capitalized Lease Obligations of such Person, (f) all Debt of others secured by a lien on any asset of such Person, whether or not such Debt is assumed by such Person, (g) all Debt of others guaranteed by such Person to the extent of such guarantee and (h) to the extent not otherwise included in this definition, all obligations of such Person for claims in respect of derivative products, including interest rate, foreign exchange rate and commodity prices, forward contracts, options, swaps, collars and similar arrangements.

               "Declaration of Trust" means the Amended and Restated Declaration of Trust of a Trust, if any, specified in the applicable Board Resolution or supplemental indenture establishing a particular series of Debentures pursuant to Section 2.01 hereof, as amended or supplemented from time to time.

               "Default" means any event, act or condition that is, or after notice or the passage of time or both would be, an Event of Default hereunder.

               "Depositary" means, with respect to Debentures of any series for which the Company shall determine that such Debentures will be issued as one or more Global Debentures, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Exchange Act, or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either Section 2.01 or 2.11.

               "Dollar" or "$" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debt.

               "Event of Default," with respect to Debentures of a particular series, means any event specified in Section 6.01(a), continued for the period of time, if any, and the giving of the notice, if any, therein designated.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor statute.

               "GAAP" means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect from time to time.

               "Global Debenture" means, with respect to any series of Debentures, a Debenture in the form prescribed by Section 2.11 issued in the name of the Depositary with respect thereto or its nominee.

               "Governmental Obligations" means securities that are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such Governmental Obligation or a specific payment of principal of or interest on any such Governmental Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the Governmental Obligation or the specific payment of principal of or interest on the Governmental Obligation evidenced by such depository receipt.

               "Indenture" means this instrument as originally executed, or, if amended or supplemented as herein provided, as so amended or supplemented.

               "Interest Payment Date," when used with respect to any installment of interest on a Debenture of a particular series, means the date specified in such Debenture or in or pursuant to a Board Resolution or in an indenture supplemental hereto with respect to such series as the fixed date on which an installment of interest with respect to Debentures of that series is due and payable.

               "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in any of The City of New York, New York, Dallas, Texas or a Place of Payment are authorized or obligated by law, regulation or executive order to remain closed.

               "Officer" means the Chairman of the Board, the President, any Vice Chairman of the Board, any Vice President, the chief financial officer, the chief accounting officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Assistant Secretary of a Person.

               "Officers' Certificate" means a certificate signed by two Officers of a Person, one of whom must be the Person's Chairman of the Board, President, any Vice Chairman of the Board or any Vice President.

               "Opinion of Counsel" means an opinion in writing signed by legal counsel that (i) may be counsel for the Company, a Trust or the Trustee, (ii) unless otherwise provided, may be an employee of the Company but shall not be an employee of a Trust or the Trustee, and (iii) shall be reasonably acceptable to the Trustee.

               "Outstanding," when used with respect to Debentures of any series, subject to the provisions of Section 8.01, means, as of any particular time, all Debentures of that series theretofore authenticated and delivered by the Trustee under this Indenture, except (a) Debentures theretofore cancelled by the Trustee or any paying agent, or delivered to the Trustee or any paying agent for cancellation or which have previously been cancelled; (b) Debentures or portions thereof for the payment or redemption of which moneys or Governmental Obligations in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust for the holders of such Debentures by the Company (if the Company shall act as its own paying agent); provided, however, that if such Debentures or portions of such Debentures are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as provided in
Article III, or provision satisfactory to the Trustee shall have been made for giving such notice; (c) Debentures paid pursuant to Section 2.07; and (d) Debentures in lieu of or in substitution for which other Debentures shall have been authenticated and delivered pursuant to the terms of Section 2.07; provided, however, that in determining whether the holders of the requisite principal amount of Outstanding Debentures are present at a meeting of holders of Debentures for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment or modification hereunder, Debentures held for the account of the Company, any of its Subsidiaries or any of its Affiliates shall be disregarded and deemed not to be Outstanding, except that in determining whether the Trustee shall be protected in making such a determination or relying upon any such quorum, consent or vote, only Debentures which the Trustee actually knows to be so owned shall be so disregarded.

               "Person" means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or other entity of any kind.

               "Place of Payment," when used with respect to the Debentures of any series, means the place or places where the principal of, any premium and interest on and any Additional Amounts with respect to the Debentures of that series are payable specified as contemplated by Section 2.01.

               "Predecessor Debenture" of any particular Debenture means every previous Debenture evidencing all or a portion of the same debt as that evidenced by such particular Debenture; and, for the purposes of this definition, any Debenture authenticated and delivered under Section 2.07 in lieu of a lost, destroyed or stolen Debenture shall be deemed to evidence the same debt as the lost, destroyed or stolen Debenture.

               "Preferred Securities" means the preferred undivided beneficial interests in the assets of the applicable Trust.

               "Property Trustee" means the entity performing the function of the Property Trustee under the applicable Declaration of Trust of a Trust.

               "Regular Trustee" means each Person performing the function of the Regular Trustee under the applicable Declaration of Trust of a Trust.

               "Responsible Officer," when used with respect to the Trustee, means any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such Person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

               "Securities Act" means the Securities Act of 1933, as amended.

               "Security Exchange," when used with respect to the Debentures of any series which are held as trust assets of a Trust pursuant to the Declaration of Trust of such Trust, means the distribution of the Debentures of such series by such Trust in exchange for the Preferred Securities and Common Securities of such Trust in dissolution of such Trust pursuant to the Declaration of Trust of such Trust.

               "Senior Debt" means the principal of (and premium, if any) and interest on all Debt of the Company whether created, incurred or assumed before, on or after the date of this Indenture; provided that such Senior Debt shall not include (i) the Debentures, (ii) Debt of the Company that, when incurred and without respect to any election under Section 1111(b) of Title 11, U.S. Code, was without recourse, and (iii) any other Debt of the Company which by the terms of the instrument creating or evidencing the same is specifically designated as being subordinated to or pari passu with the Debentures.

               "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries own more than 50% of the total combined voting power of all Common Equity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries); provided, however, no Trust to which Debentures have been issued shall be deemed to be a Subsidiary of the Company.

               "Trust" means any statutory business trust created under the laws of the State of Delaware by the Company, as sponsor, as specified in the applicable Board Resolution or supplemental indenture establishing a particular series of Debentures pursuant to Section 2.01 hereof.

               "Trustee" means The Chase Manhattan Bank, a New York banking corporation, and, subject to the provisions of Article VII, shall also include its successors and assigns, and, if at any time there is more than one Person acting in such capacity hereunder, "Trustee" shall mean each such Person. The term "Trustee" as used with respect to a particular series of the Debentures shall mean the trustee with respect to that series.

               "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended and in effect at the date of execution of this Indenture.

               "United States" means the United States of America (including the States and the District of Columbia) and its territories, its possessions (including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands) and other areas subject to its jurisdiction.

               "United States Alien" means any Person who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien or foreign fiduciary of an estate or trust, or a foreign partnership.


         SECTION 1.02 Rules of Construction.

                  Unless the context otherwise requires:

                  (1)      a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (3)      "or" is not exclusive;

                  (4) words in the singular include the plural, and in the plural include the singular;

                  (5) provisions apply to successive events and transactions; and

                  (6) all references in this Indenture to Articles and Sections are references to the corresponding Articles and Sections in and of this Indenture.

                                   ARTICLE II

                                 THE DEBENTURES


         SECTION 2.01 Designation, Terms, Amount, Authentication and Delivery.

               The aggregate principal amount of Debentures that may be authenticated and delivered under this Indenture is unlimited.

               The Debentures may be issued in one or more series up to the aggregate principal amount of Debentures of that series from time to time authorized by or pursuant to a Board Resolution or pursuant to one or more indentures supplemental hereto, prior to the initial issuance of Debentures of a particular series. Prior to the initial issuance of Debentures of any series, there shall be established in or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto:

               (1) the title of the Debentures of the series (which shall distinguish the Debentures of the series from all other Debentures);

               (2) any limit upon the aggregate principal amount of the Debentures of the series that may be authenticated and delivered under this Indenture (except for Debentures authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Debentures of that series);

               (3) the date or dates, if any, on which the principal of the Debentures of the series is payable and the right to shorten, extend or defer such date or dates;

               (4) the rate or rates at which the Debentures of the series shall bear interest or the manner of calculation of such rate or rates, if any;

               (5) the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest will be payable or the manner of determination of such Interest Payment Dates and the record date for the determination of holders to whom interest is payable on any such Interest Payment Dates;

               (6) the right, if any, to extend or defer the interest payment periods and the duration of such extension;

               (7) whether interest payments on the Debentures of the series shall be cumulative and compounding and, if so, the dates from which such interest payments shall be so cumulated or compounded;

               (8) the period or periods within which, the price or prices at which, and the terms and conditions upon which, Debentures of the series may be redeemed, in whole or in part, at the option of the Company;

               (9) the obligation, if any, of the Company to redeem or purchase Debentures of the series pursuant to any sinking fund or analogous provisions (including payments made in cash in anticipation of future sinking fund obligations) or at the option of a holder thereof, or upon the occurrence of a specified event, and the period or periods within which, the price or prices (whether denominated in cash, securities or otherwise) at which and the terms and conditions upon which, Debentures of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

               (10) any exchangeability, conversion or prepayment provisions of the Debentures;

               (11) whether and under what circumstances Additional Amounts with respect to the Debentures of the series shall be payable and, if so, any provisions for redemption of such Debentures at the option of the Company in lieu of payment of such Additional Amounts;

               (12) the form of the Debentures of the series, including the form of the Certificate of Authentication for such series;

               (13) if other than denominations of $25 or any integral multiple thereof, the denominations in which the Debentures of the series shall be issuable;

               (14) whether the Debentures are issuable as one or more Global Debentures and, in such case, the identity of the Depositary for such series, the form of any legend or legends which shall be borne by any such Global Debentures in addition to or in lieu of that set forth in
         Section 2.11 and any circumstances in addition to or in lieu of those set forth in Section 2.11 in which any such Global Debentures may be exchanged in whole or in part for Debentures registered, and any transfer of such Global Debentures in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Debentures or a nominee thereof;

               (15) if the Debentures of such series are to be deposited as trust assets in a Trust, the name of the applicable Trust (which shall distinguish such statutory business trust from all other Trusts) into which the Debentures of such series are to be deposited as trust assets and the date of its Declaration of Trust;

               (16) if other than the Corporate Trust Office of the Trustee, the place or places where the principal of, any premium and interest on and any Additional Amounts with respect to the Debentures of such series shall be payable, the place or places where the Debentures of such series may be presented for registration of transfer or exchange, and the place or places where notices and demands to or upon the Company in respect of the Debentures of such series may be made;

               (17) if other than Dollars, the currency or currencies (including composite currencies) in which the principal of, any premium and interest on and any Additional Amounts with respect to the Debentures of the series shall be payable, or in which the Debentures of the series shall be denominated;

               (18) the additions, modifications or deletions, if any, in the definitions, Events of Default or covenants of the Company set forth herein with respect to the Debentures of such series;

               (19) if other than the principal amount thereof, the portion of the principal amount of Debentures of such series that shall be payable upon declaration of acceleration of the maturity thereof;

               (20) any additional means of satisfaction and discharge of this Indenture and any additional conditions or limitations to discharge with respect to Debentures of the series pursuant to Article XI or any modifications of or deletions from such conditions or limitations;

               (21) the additions or changes, if any, to this Indenture with respect to the Debentures of such series as shall be necessary to permit or facilitate the issuance of the Debentures of such series in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

               (22) if the amount of payments of principal of, any premium and interest on and any Additional Amounts with respect to the Debentures of the series may be determined with reference to any commodities, currencies or indices, values, rates or prices or any other index or formula, the manner in which such amounts shall be determined;

               (23) the appointment of any paying agent or agents for the Debentures of such series;

               (24) the relative degree, if any, to which the Debentures of such series shall be senior to or be subordinated to other series of Debentures in right of payment, whether such other series of Debentures are Outstanding or not; and

               (25) any and all other terms with respect to the Debentures of such series (and any terms which may be required by or advisable under applicable laws or regulations not inconsistent with the terms of this Indenture).

               All Debentures of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to any such Board Resolution or in any indenture supplemental hereto.

               If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action, together with such Board Resolution, shall be set forth in an Officers' Certificate or certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series.

               The Debentures shall be subordinated in right of payment to Senior Debt as provided in Article XIV.

         SECTION 2.02 Form of Debenture and Trustee's Certificate.

               The Debentures of any series and the Certificate of Authentication to be borne by such Debentures shall be substantially of the tenor and purport as set forth in one or more indentures supplemental hereto or as provided in or pursuant to a Board Resolution and as set forth in an Officers' Certificate, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements typewritten, printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or automated quotation system on which Debentures of that series may be listed or traded, or to conform to usage.

         SECTION 2.03 Date and Denominations of Debentures and Provisions for Payment of Principal, Premium and Interest.

               The Debentures shall be issuable as registered Debentures and in the denominations of $25 or any integral multiple thereof, subject to Section
2.01. The Debentures of a particular series shall bear interest payable on the dates and at the rate specified with respect to that series. The principal of, interest on and any Additional Amounts with respect to the Debentures of any series, as well as any premium thereon in case of redemption thereof prior to maturity, shall, subject to Section 2.01, be payable in Dollars at a Place of Payment. The Company may, however, pay such amounts by check payable in such money mailed to a holder's registered address or by wire transfer of immediately available funds to an account designated by such holder. Each Debenture shall be dated the date of its authentication. Interest on the Debentures shall be computed on the basis of a 360-day year composed of twelve 30-day months, subject to Section 2.01.

               Unless otherwise provided with respect to Debentures of a series as contemplated by Section 2.01, the interest installment on any Debenture which is payable, and is punctually paid or duly provided for, on any Interest Payment Date for Debentures of that series shall be paid to the Person in whose name said Debenture (or one or more Predecessor Debentures) is registered at the close of business on the regular record date for such interest installment. Unless otherwise provided with respect to Debentures of a series as contemplated by Section 2.01, in the event that any Debenture of such series or portion thereof is called for redemption and the redemption date is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Debenture will be paid upon presentation and surrender of such Debenture as provided in Section 3.03.

               Any interest on any Debenture which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date for Debentures of the same series (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant regular record date by virtue of having been such holder; and such Defaulted Interest shall be paid by the Company, at its election, as provided in clause (1) or clause (2) below:

               (1) The Company may make payment of any Defaulted Interest on Debentures to the Persons in whose names such Debentures (or their respective Predecessor Debentures) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Debenture and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall not be more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first class postage prepaid, to each Debentureholder at his or her address as it appears in the Debenture Register, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Debentures (or their Predecessor Debentures) are registered on such special record date and shall be no longer payable pursuant to the following clause (2).

               (2) The Company may make payment of any Defaulted Interest on any Debentures in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which such Debentures may be listed or traded, and upon such notice as may be required by such exchange or quotation system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

               Unless otherwise set forth in or pursuant to a Board Resolution or in one or more indentures supplemental hereto establishing the terms of any series of Debentures pursuant to Section 2.01 hereof, the term "regular record date" as used in this Section with respect to a series of Debentures with respect to any Interest Payment Date for such series shall mean either the fifteenth day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the first day of a month, or the last day of the month immediately preceding the month in which an Interest Payment Date established for such series pursuant to Section 2.01 hereof shall occur, if such Interest Payment Date is the fifteenth day of a month, whether or not such date is a Business Day.

               Subject to the foregoing provisions of this Section, each Debenture of a series delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Debenture of such series shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debenture.


         SECTION 2.04 Execution of Debentures.

               The Debentures shall, subject to the provisions of Section 2.06, be printed on steel engraved borders or fully or partially engraved, or legibly typed, as determined by the Officers of the Company executing such Debentures, and shall be signed on behalf of the Company by two Officers of the Company. Each such signature may be in the form of a manual or facsimile signature and may be imprinted or otherwise reproduced on the Debentures and for that purpose the Company may use the manual or facsimile signature of any individual who shall have been an Officer of the Company, notwithstanding the fact that at the time the Debentures shall be authenticated and delivered or disposed of such individual shall have ceased to be such an Officer.

               Only such Debentures as shall bear thereon a Certificate of Authentication substantially in the form established for such Debentures, executed manually by an authorized signatory of the Trustee, or by any Authenticating Agent with respect to such Debentures, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate executed by the Trustee, or by any Authenticating Agent appointed by the Trustee with respect to such Debentures, upon any Debenture executed by the Company shall be conclusive evidence that the Debenture so authenticated has been duly authenticated and made available for delivery hereunder and that the holder is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Debenture shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Debenture to the Trustee for cancellation as provided in Section 2.08, for all purposes of this Indenture such Debenture shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

               At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debentures of any series executed by the Company to the

Trustee for authentication, together with a written order of the Company for the authentication and delivery of such Debentures, signed by two Officers of the Company, and the Trustee in accordance with such written order shall authenticate and make available for delivery such Debentures. Each Debenture shall be dated the date of its authentication by the Trustee.

               In authenticating such Debentures and accepting the additional responsibilities under this Indenture in relation to such Debentures, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the form and terms thereof have been established in conformity with the provisions of this Indenture.

               The Trustee shall not be required to authenticate such Debentures if the issue of such Debentures pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Debentures and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

         SECTION 2.05 Exchange of Debentures.

               (a) Debentures of any series may be exchanged upon presentation thereof at a Place of Payment, for other Debentures of such series of authorized denominations, and for a like aggregate principal amount, upon payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, all as provided in this Section. In respect of any Debentures so surrendered for exchange, the Company shall execute, the Trustee shall authenticate and such office or agency shall make available for delivery in exchange therefor the Debenture or Debentures of the same series which the Debentureholder making the exchange shall be entitled to receive, bearing numbers not contemporaneously outstanding.

               (b) The Company shall keep, or cause to be kept, at an office or agency in each Place of Payment (the register maintained in any such office or agency of the Company is herein sometimes collectively referred to as the "Debenture Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall register the Debentures and the transfers and exchanges of Debentures as provided in this Article and which at all reasonable times shall be open for inspection by the Trustee. The registrar for the purpose of registering Debentures and transfer and exchange of Debentures as provided herein shall be appointed by the Company (the "Debenture Registrar"). The initial Debenture Registrar shall be the Trustee.

               Upon surrender for transfer or exchange of any Debenture at the office or agency of the Company in a Place of Payment, the Company shall execute and the Trustee shall authenticate and deliver, in the name of the transferee or transferees, one or more new Debentures of the same series as the Debenture presented, of any authorized denominations and of like tenor and aggregate principal amount.

               All Debentures presented or surrendered for exchange or registration of transfer, as provided in this Section, shall be duly endorsed or accompanied (if so required by the Company or the Debenture Registrar) by a written instrument or instruments of transfer, in form satisfactory to the Company or the Debenture Registrar, duly executed by the registered holder or by his duly authorized attorney in writing.

               (c) No service charge shall be made for any exchange or registration of transfer of Debentures, or issue of new Debentures in case of partial redemption of any series, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge in relation thereto, other than exchanges pursuant to Section 2.06, Section 3.03(b) and Section 9.04 not involving any transfer.

               (d) Notwithstanding any other provisions of this Indenture to the contrary, the Company shall not be required (i) to issue, exchange or register the transfer of any Debentures during a period beginning 15 Business Days before the day of the mailing of a notice of redemption of less than all the outstanding Debentures of the same series and ending at the close of business on the day of such mailing or (ii) to register the transfer of or exchange any Debentures of any series or portions thereof called for redemption, except the unredeemed portion of any Debenture being redeemed in part.

               (e) The provisions of this Section 2.05 are, with respect to any Global Debenture, subject to Section 2.11 hereof.

         SECTION 2.06 Temporary Debentures.

               Pending the preparation of definitive Debentures of any series, the Company may execute, and the Trustee shall authenticate and make available for delivery, temporary Debentures (printed, lithographed or typewritten) of any authorized denomination, and substantially in the form of the definitive Debentures in lieu of which they are issued, but with such omissions, insertions and variations as may be appropriate for temporary Debentures, all as may be determined by the Company. Every temporary Debenture of any series shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Debentures of such series. Without unnecessary delay the Company will execute and will furnish definitive Debentures of such series and thereupon any or all temporary Debentures of such series may be surrendered in exchange therefor (without charge to the holders), at a Place of Payment, and upon receipt of a written order of the Company signed by two Officers of the Company, the Trustee shall authenticate and deliver in exchange for such temporary Debentures an equal aggregate principal amount of definitive Debentures of such series, unless the Company advises the Trustee to the effect that definitive Debentures need not be executed and furnished until further notice from the Company. Until so exchanged, the temporary Debentures of such series shall be entitled to the same benefits under this Indenture as definitive Debentures of such series authenticated and delivered hereunder.

         SECTION 2.07 Mutilated, Destroyed, Lost or Stolen Debentures.

               In case any temporary or definitive Debenture shall become mutilated or be destroyed, lost or stolen, the Company (subject to the next succeeding sentence) shall execute, and upon its written request the Trustee (subject as aforesaid) shall authenticate and make available for delivery, a new Debenture of the same series bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Debenture, or in lieu of and in substitution for the Debenture so destroyed, lost or stolen. In every case the applicant for a substituted Debenture shall furnish to the Company and to the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of the applicant's Debenture and of the ownership thereof. The Trustee may authenticate any such substituted Debenture and make available for delivery the same upon the written request or authorization of any Officer of the Company. Upon the issuance of any substituted Debenture, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Debenture which has matured or is about to mature shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Debenture, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Debenture) if the applicant for such payment shall furnish to the Company and to the Trustee such security or indemnity as they may require to save them harmless, and, in case of destruction, loss or theft, evidence to the satisfaction of the Company and the Trustee of the destruction, loss or theft of such Debenture and of the ownership thereof.

               Every Debenture issued pursuant to the provisions of this Section in substitution for any Debenture which is mutilated, destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Debenture shall be found at any time, or be enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debentures of the same series duly issued hereunder. All Debentures shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debentures, and shall preclude (to the extent lawful) any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

               SECTION 2.08  Cancellation of Surrendered Debentures.

               All Debentures surrendered for the purpose of payment, redemption, exchange or registration of transfer shall, if surrendered to the Company, any Debenture Registrar or any paying agent, be delivered to the Trustee for cancellation, or, if surrendered to the Trustee, shall be cancelled by it, and no Debentures shall be issued in lieu thereof except as expressly required or permitted by any of the provisions of this Indenture. On written request of the Company, the Trustee shall deliver to the Company cancelled Debentures held by the Trustee. If the Company shall otherwise acquire any of the Debentures, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Debentures unless and until the same are delivered to the Trustee for cancellation.

               SECTION 2.09 Provisions of Indenture and Debentures for Sole Benefit of Parties and Debentureholders.

               Except as provided in Article XIV with respect to the holders of Senior Debt and except as provided in Sections 6.01(e) and 13.12, nothing in this Indenture or in the Debentures, express or implied, shall give or be construed to give to any Person, other than the parties hereto and the holders of the Debentures, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained; all such covenants, conditions and provisions being (except as so provided) for the sole benefit of the parties hereto and of the holders of the Debentures.

         SECTION 2.10 Appointment of Authenticating Agent.

               So long as any of the Debentures of any series remain outstanding there may be an Authenticating Agent for any or all such series of Debentures which the Trustee shall have the right to appoint. Said Authenticating Agent shall be authorized to act on behalf of the Trustee to authenticate Debentures of such series issued upon exchange, transfer or partial redemption thereof, and Debentures so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. All references in this Indenture to the authentication of Debentures by the Trustee shall be deemed to include authentication by an Authenticating Agent for such series. Each Authenticating Agent shall be acceptable to the Company and shall be a corporation which has a combined capital and surplus, as most recently reported or determined by it, sufficient under the laws of any jurisdiction under which it is organized or in which it is doing business to conduct a trust business, and which is otherwise authorized under such laws to conduct such business and is subject to supervision or examination by Federal or State authorities. If at any time any Authenticating Agent shall cease to be eligible in accordance with these provisions, it shall resign immediately.

               Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time (and upon request by the Company shall) terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon resignation, termination or cessation of eligibility of any Authenticating Agent, the Trustee may appoint an eligible successor Authenticating Agent acceptable to the Company. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder as if originally named as an Authenticating Agent pursuant hereto.

         SECTION 2.11 Global Debentures.

               (a) If the Company shall establish pursuant to Section 2.01 that the Debentures of a particular series are to be issued as one or more Global Debentures, then the Company shall execute and the Trustee shall, in accordance with Section 2.04, authenticate and deliver, one or more Global Debentures which shall represent such of the outstanding Debentures of such series as shall be specified therein and may provide that it shall represent the aggregate amount of outstanding Debentures from time to time endorsed thereon and that the aggregate amount of outstanding Debentures represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges or redemptions. Any endorsement of a Global Debenture to reflect the amount, or any increase or decrease in the amount, of outstanding Debentures represented thereby shall be made by the Trustee (i) in such manner and upon instructions given by such Person or Persons as shall be specified in such Debenture or in a written order of the Company to be delivered to the Trustee pursuant to Section
2.04 or (ii) otherwise in accordance with written instructions or such other written form of instructions as is customary for the Depositary for such Debenture, from such Depositary or its nominee on behalf of any Person having a beneficial interest in such Global Debenture. Subject to the provisions of Section 2.04 and, if applicable, Section 2.06, the Trustee shall deliver and redeliver any Debenture in permanent global form in the manner and upon instructions given by the Person or Persons specified in such Debenture or in the applicable written order of the Company. With respect to the Debentures of any series that are represented by a Global Debenture, the Company authorizes the execution and delivery by the Trustee of a letter of representations or other similar agreement or instrument in the form customarily provided for by the Depositary appointed with respect to such Global Debenture. Any Global Debenture may be deposited with the Depositary or its nominee, or may remain in the custody of the Trustee or the Debenture Custodian therefor pursuant to a FAST Balance Certificate Agreement or similar agreement between the Trustee and the Depositary. If a written order of the Company has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Debenture in global form shall be in writing but need not comply with Section 13.06 and need not be accompanied by an Opinion of Counsel.

               (b) Notwithstanding the provisions of Section 2.05, the Global Debenture of a series may be transferred, in whole but not in part and in the manner provided in Section 2.05, only to another nominee of the Depositary for such series, or to a successor Depositary for such series selected or approved by the Company or to a nominee of such successor Depositary.

               (c) If either (i) at any time the Depositary for a series of Debentures notifies the Company that it is unwilling or unable to continue as Depositary for such series or if at any time the Depositary for such series shall no longer be registered or in good standing under the Exchange Act or other applicable statute or regulation and a successor Depositary for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, or (ii) an Event of Default has occurred with respect to a series of Debentures and is continuing and the Debenture Registrar has received a request from the Depositary to issue Debentures of such series in lieu of all or a portion of that Global Debenture (in which case the Company shall deliver Debentures of such series within 30 days of such request), this Section 2.11 shall no longer be applicable to the Debentures of such series and the Company will execute, and subject to Section 2.05, the Trustee will authenticate and make available for delivery Debentures of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Debentures of such series in exchange for such Global Debentures. In addition, the Company may at any time determine that the Debentures of any series shall no longer be represented by one or more Global Debentures and that the provisions of this Section 2.11 shall no longer apply to the Debentures of such series. In such event the Company will execute and subject to Section 2.05, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and deliver Debentures of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Debentures of such series in exchange for such Global Debentures. Upon the exchange of the Global Debentures for such Debentures in definitive registered form without coupons, in authorized denominations, the Global Debentures shall be cancelled by the Trustee. Such Debentures in definitive registered form issued in exchange for the Global Debentures pursuant to this Section 2.11(c) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Debentures to the Depositary for delivery to the Persons in whose name such Debentures are so registered.

               (d) Unless otherwise provided with respect to Debentures of a series as contemplated by Section 2.01, Debentures of such series in certificated form may be presented to the Trustee by the Property Trustee of the applicable Trust in exchange for one or more Global Debentures registered in the name of the Depositary or its nominee, and may be deposited with the Depositary or its nominee, or may remain in the custody of the Trustee or a security custodian therefor pursuant to a FAST Balance Certificate Agreement or similar agreement between the Trustee and the Depositary, for credit by the Depositary to the respective accounts of the beneficial owners of the Debentures represented thereby (or such other accounts as they may direct). Prior to such exchange, the Company shall designate the Depositary in writing to the Trustee.

               (e) The Depositary or its nominee, as the registered owner of a Global Debenture, shall be the holder of such Global Debenture for all purposes under this Indenture and the Debentures, and owners of beneficial interests in a Global Debenture shall hold such interests pursuant to the applicable procedures of the Depositary. Accordingly, any such owner's beneficial interest in a Global Debenture shall be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its participants. None of the Company, the Trustee or the Debenture Registrar will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, Debentures of any series by the Depositary, or for maintaining, supervising or reviewing any records of the Depositary relating to such Debentures. None of the Company, the Trustee or the Debenture Registrar shall be liable for any delay by the Depositary or its nominee or its participants in identifying the beneficial owners, and each such Person may conclusively rely on, and shall be protected in relying on, instructions from the Depositary or such nominee or participants for all purposes (including with respect to the registration and delivery, and the respective principal amounts, of the Debentures to be issued).

               (f) The rights of owners of beneficial interests in a Global Debenture shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such owners and the Depositary and/or its participants.

         SECTION 2.12 CUSIP Numbers.

               The Company in issuing the Debentures may use "CUSIP" numbers, and the Trustee shall use such CUSIP numbers in notices of redemption or exchange as a convenience to Debentureholders and no representation shall be made as to the correctness of such numbers either as printed on the Debentures or as contained in any notice of redemption or exchange.

                                  ARTICLE III


              REDEMPTION OF DEBENTURES AND SINKING FUND PROVISIONS

         SECTION 3.01 Redemption.

               The Company may redeem the Debentures of any series issued hereunder on and after the dates and in accordance with the terms established for such series pursuant to Section 2.01 hereof.

         SECTION 3.02 Notice of Redemption.

               (a) In case the Company shall desire to exercise such right to redeem all or, as the case may be, a portion of the Debentures of any series in accordance with the right reserved so to do, it shall give notice of such redemption to the Trustee at least 45 days in advance of the date fixed for redemption. The Trustee shall then notify holders of the Debentures of such series who are to be redeemed by mailing, first class postage prepaid, by a notice of such redemption not less than 30 days and not more than 60 days before the date fixed for redemption of that series to such holders at their last addresses as they shall appear upon the Debenture Register. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the registered holder receives the notice. In any case, failure duly to give such notice to the holder of any Debenture of any series designated for redemption in whole or in part, or any defect in the notice, shall not affect the validity of the proceedings for the redemption of any other Debentures of such series or any other series. In the case of any redemption of Debentures prior to the expiration of any restriction on such redemption provided in the terms of such Debentures or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with any such restriction.

               Each such notice of redemption shall identify the Debentures to be redeemed (including CUSIP number) and shall specify: (a) the date fixed for redemption, (b) the redemption price at which Debentures of that series are to be redeemed, (c) the place or places where Debentures are to be surrendered for payment of the redemption price, (d) that payment of the redemption price will be made upon presentation and surrender of such Debentures at such place or places, (e) that interest accrued to the date fixed for redemption will be paid as specified in said notice, (f) that from and after said date interest will cease to accrue and (g) that the redemption is for a sinking fund, if such is the case. If less than all the Debentures of a series are to be redeemed, the notice to the holders of Debentures of that series to be redeemed in whole or in part shall specify the particular Debentures to be so redeemed. In case any Debenture is to be redeemed in part only, the notice which relates to such Debenture shall state the portion of the principal amount thereof to be redeemed, and shall state that on and after the redemption date, upon surrender of such Debenture, a new Debenture or Debentures of such series in principal amount equal to the unredeemed portion thereof will be issued.


               (b) In the event of a partial redemption of a series of Debentures, the Company shall give the Trustee at least 45 days' notice in advance of the date fixed for redemption as to the aggregate principal amount of Debentures of the series to be redeemed and the other information set forth in the immediately preceding paragraph, and thereupon the Trustee shall select, pro rata, by lot or in such other manner as it shall deem appropriate and fair in its discretion and which may provide for the selection of a portion or portions (equal to $25 or any integral multiple thereof) of the principal amount of such Debentures of a denomination larger than $25, the Debentures to be redeemed and shall thereafter promptly notify the Company in writing of the numbers of the Debentures to be redeemed, in whole or in part. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Debentures shall relate, in the case of any Debenture redeemed or to be redeemed only in part, to the portion of the principal amount of such Debenture which has been or is to be redeemed. If the Company shall so direct, Debentures registered in the name of the Company, any Affiliate or any Subsidiary thereof shall not be included in the Debentures selected for redemption.

               (c) The Company may, if and whenever it shall so elect during any period in which Debentures of a particular series are subject to redemption, by delivery of instructions signed on its behalf by an Officer of the Company, instruct the Trustee or any paying agent to call all or any part of such Debentures for redemption and to give notice of redemption in the manner set forth in this Section, such notice to be in the name of the Company or its own name as the Trustee or such paying agent may deem advisable. In any case in which notice of redemption is to be given by the Trustee or any such paying agent, the Company shall deliver or cause to be delivered to, or permit to remain with, the Trustee or such paying agent, as the case may be, such Debenture Register, transfer books or other records, or suitable copies or extracts therefrom, sufficient to enable the Trustee or such paying agent to give any notice by mail that may be required under the provisions of this Section.

         SECTION 3.03 Payment Upon Redemption.

               (a) On or prior to any date fixed for redemption, the Company shall deposit with the Trustee or any paying agent (or, if the Company is acting as its own paying agent, segregate and hold in trust as provided in Section 4.03) an amount of money in same day funds sufficient to pay the redemption price of, and accrued interest on and any Additional Amounts with respect to, the Debentures or portions thereof which are to be redeemed on that date, other than Debentures or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation.

               (b) If the giving of notice of redemption shall have been completed as above provided and funds deposited as required, the Debentures or portions of Debentures of the series to be redeemed specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to, but excluding, the date fixed for redemption, and any Additional Amounts payable with respect thereto, and interest on such Debentures or portions of Debentures shall cease to accrue on and after the date fixed for redemption, unless the Company shall default in the payment of such redemption price, accrued interest and Additional Amounts with respect to any such Debenture or portion thereof. On presentation and surrender of such Debentures on or after the date fixed for redemption at the Place of Payment specified in the notice, said Debentures shall be paid and redeemed at the applicable redemption price for such series, together with interest accrued thereon to, but excluding, the date fixed for redemption and any Additional Amounts payable with respect thereto (but if the date fixed for redemption is an Interest Payment Date, the interest installment payable on such date shall be payable to the registered holder at the close of business on the applicable record date pursuant to Section 2.03).

               (c) Upon presentation of any Debenture of such series which is to be redeemed in part only, the Company shall execute and the Trustee shall authenticate and the office or agency where the Debenture is presented shall make available for delivery to the holder thereof, at the expense of the Company, a new Debenture or Debentures of the same series, of authorized denominations in principal amount equal to the unredeemed portion of the Debenture so presented.

         SECTION 3.04 Sinking Funds for Debentures.

               The provisions of Sections 3.04, 3.05 and 3.06 shall be applicable to any sinking fund for the retirement of Debentures of a series, except as otherwise specified as contemplated by Section 2.01 for Debentures of such series.

               The minimum amount of any sinking fund payment provided for by the terms of Debentures of any series is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Debentures of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Debentures for any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 3.05. Each sinking fund payment shall be applied to the redemption of Debentures of any series as provided for by the terms of Debentures of such series and by this Article III.

         SECTION 3.05 Satisfaction of Sinking Fund Payments With Debentures.

               Unless otherwise provided with respect to Debentures of a series as contemplated by Section 2.01, the Company (i) may deliver outstanding Debentures of a series (other than any previously called for redemption) and
(ii) may apply as a credit Debentures of a series which have been redeemed either at the election of the Company pursuant to the terms of such Debentures or through the application of permitted optional sinking fund payments pursuant to the terms of such Debentures, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Debentures of such series required to be made pursuant to the terms of such Debentures as provided for by the terms of such series; provided that such Debentures have not been previously so credited. Such Debentures shall be received and credited for such purpose by the Trustee at the redemption price specified in such Debentures for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

         SECTION 3.06 Redemption of Debentures for Sinking Fund.

               Not less than 45 days prior to each sinking fund payment date for any series of Debentures (unless a shorter period shall be satisfactory to the Trustee), the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms for that series, the portion thereof, if any, which is to be satisfied by delivering and crediting Debentures of that series pursuant to Section

3.05 and the basis for such credit and will, together with such Officers' Certificate, deliver to the Trustee any Debentures to be so delivered. Not less than 30 days before each such sinking fund payment date, the Trustee shall select the Debentures to be redeemed upon such sinking fund payment date in the manner specified in Section 3.02 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.02. Such notice having been duly given, the redemption of such Debentures shall be made upon the terms and in the manner stated in Section 3.03.

                                   ARTICLE IV

                       PARTICULAR COVENANTS OF THE COMPANY

               The Company covenants and agrees for each series of the Debentures as follows:

         SECTION 4.01 Payment of Debentures.

               The Company will duly and punctually pay or cause to be paid the principal of, any premium and interest on and any Additional Amounts with respect to the Debentures of that series at the time and place and in the manner provided herein and established with respect to such Debentures.

               The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal of and premium (if any) on Debentures of any series, at a rate equal to the then applicable interest rate on the Debentures of that series to the extent lawful; and it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest and any Additional Amount (without regard to any applicable grace period) on Debentures of any series at the same rate to the extent lawful.

         SECTION 4.02 Maintenance of Office or Agency.

               So long as any series of the Debentures remain outstanding, the Company agrees to maintain an office or agency in each Place of Payment, with respect to each such series and at such other location or locations as may be designated as provided in this Section 4.02, where (i) Debentures of that series may be presented for payment, (ii) Debentures of that series may be presented as hereinabove authorized for registration of transfer and exchange, and (iii) notices and demands to or upon the Company in respect of the Debentures of that series and this Indenture may be given or served, such designation to continue with respect to such office or agency until the Company shall, by written notice signed by an Officer of the Company and delivered to the Trustee, designate some other office or agency for such purposes or any of them. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, notices and demands.

         SECTION 4.03 Paying Agent and Holding Sums In Trust.

               (a) If the Company shall appoint one or more paying agents for all or any series of the Debentures, other than the Trustee, the Company will cause each such paying agency to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section:

               (1) that it will hold all sums held by it as such agent for the payment of the principal of, any premium or interest on or any Additional Amounts with respect to the Debentures of that series (whether such sums have been paid to it by the Company or by any other obligor of such Debentures) in trust for the benefit of the Persons entitled thereto;

               (2) that it will give the Trustee written notice of any failure by the Company (or by any other obligor of such Debentures) to make any payment of the principal of, any premium or interest on or any Additional Amounts with respect to the Debentures of that series when the same shall be due and payable;

               (3) that it will, at any time during the continuance of any failure referred to in the preceding paragraph (a)(2) above, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent; and

               (4) that it will perform all other duties of paying agent as set forth in this Indenture.

               (b) If the Company shall act as its own paying agent with respect to any series of the Debentures, it will on or before each due date of the principal of, any premium or interest on or any Additional Amounts with respect to Debentures of that series, set aside, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay such principal, premium, interest or Additional Amounts so becoming due on Debentures of that series until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify in writing the Trustee of such action, or any failure (by it or any other obligor on such Debentures) to take such action. Whenever the Company shall have one or more paying agents for any series of Debentures, it will, prior to 10:00 a.m., New York City time on each due date of the principal of, any premium or interest on or any Additional Amounts with respect to any Debentures of that series, deposit with the paying agent a sum sufficient to pay the principal, premium, interest or Additional Amounts so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, interest or Additional Amounts, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

               (c) Anything in this Section to the contrary notwithstanding, (i) the agreement to hold sums in trust as provided in this Section is subject to the provisions of Section 11.04, and (ii) the Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or direct any paying agent to pay, to the Trustee all sums held in trust by the Company or such paying agent, such sums to be held by the Trustee upon the same terms and conditions as those upon which such sums were held by the Company or such paying agent; and, upon such payment by any paying agent to the Trustee, such paying agent shall be released from all further liability with respect to such money.

         SECTION 4.04 Appointment to Fill Vacancy in Office of Trustee.

               The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee hereunder.

         SECTION 4.05 Certain Expenses.

               Prior to a Security Exchange with respect to Debentures of any series, the Company shall pay, to the extent provided in the applicable Declaration of Trust, all debts and obligations (other than with respect to the Common Securities and Preferred Securities) and cost and expenses of the Trust that holds any Debentures of such series.

         SECTION 4.06 Additional Amounts.

               If the Debentures of a series expressly provide for the payment of Additional Amounts, the Company will pay to the holder of any Debenture of such series Additional Amounts as expressly provided therein. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium or interest on, or in respect of, any Debenture of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section 4.06 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section 4.06 and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

               Unless otherwise provided pursuant to Section 2.01 with respect to Debentures of any series, if the Debentures of a series provide for the payment of Additional Amounts, at least ten days prior to the first Interest Payment Date with respect to that series of Debentures (or if the Debentures of that series will not bear interest prior to the maturity thereof, the first day on which a payment of principal and any premium is made), and at least ten days prior to each date of payment of principal and any premium or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company shall furnish the Trustee and the Company's principal paying agent or paying agents, if other than the Trustee, with an Officers' Certificate instructing the Trustee and such paying agent or paying agents whether such payment of principal of and any premium or interest on the Debentures of that series shall be made to holders of Debentures of that series who are United States Aliens without withholding for or on account of any tax, assessment or other governmental charge described in the Debentures of that series. If any such withholding shall be required, then such Officers' Certificate shall specify by country the amount, if any, required to be withheld on such payments to such holders of Debentures and the Company will pay to such paying agent the Additional Amounts required by this Section 4.06. The Company covenants to indemnify the Trustee and any paying agent for and to hold them harmless against any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section 4.06.

                                   ARTICLE V

                       DEBENTUREHOLDERS LISTS AND REPORTS
                         BY THE COMPANY AND THE TRUSTEE

         SECTION 5.01 Company to Furnish Trustee Information as to Names and Addresses of Debentureholders.

               The Company will furnish or cause to be furnished to the Trustee
(a) on each regular record date (as defined in Section 2.03) a list, in such form as the Trustee may reasonably require, of the names and addresses of the holders of each series of Debentures as of such regular record date; and (b) at such other times as the Trustee may request in writing within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; provided that in each case the Company shall not be obligated to furnish or cause to be furnished such list at any time that the list shall not differ in any respect from the most recent list furnished to the Trustee by the Company; and provided further that no such list need be furnished for any series for which the Trustee shall be the Debenture Registrar.

         SECTION 5.02 Trustee to Preserve Information as to Names and Addresses of Debentureholders.

               (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Debentures contained in the most recent list furnished to it as provided in Section 5.01 and as to the names and addresses of holders of Debentures received by the Trustee in its capacity as Debenture Registrar (if acting in such capacity).

               (b) The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.

               (c) In case three or more holders of Debentures of a series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Debenture for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Debentures of such series or holders of all Debentures with respect to their rights under this Indenture or under such Debentures, and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall within five Business Days after the receipt of such application, at its election, either:

               (1) afford to such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 5.02; or

               (2) inform such applicants as to the approximate number of holders of Debentures of such series or of all Debentures, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee, in accordance with the provisions of subsection (a) of this Section 5.02, and as to the approximate cost of mailing to such Debentureholders the form of proxy or other communication, if any, specified in such application.

               (d) If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each holder of such series or of all Debentures, as the case may be, whose name and address appears in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this
Section 5.02, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Debentures of such series or of all Debentures, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Debentureholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise, the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

               (e) Each and every holder of the Debentures, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any paying agent nor any Debenture Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Debentures in accordance with the provisions of subsection (c) of this Section 5.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (c).

         SECTION 5.03 Annual and Other Reports to Be Filed by Company With the Trustee.

               (a) The Company covenants and agrees to file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or
Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the Commission in accordance with the rules and regulations prescribed from time to time by the

Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates or on Certificates provided pursuant to subsection (d) of this Section 5.03).

               (b) The Company covenants and agrees to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations, including such opinions and reports of independent public accountants as are required by Section 314(a)(2) of the Trust Indenture Act.

               (c) The Company covenants and agrees to transmit by mail, first class postage prepaid, or reputable over-night delivery service which provides for evidence of receipt, to the Debentureholders, as their names and addresses appear upon the Debenture Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

               (d) The Company covenants and agrees to furnish to the Trustee, on or before May 15 in each calendar year in which any of the Debentures are outstanding, or on or before such other day in each calendar year as the Company and the Trustee may from time to time agree upon, a Certificate as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this subsection (d), such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

         SECTION 5.04 Trustee to Transmit Annual Report to Debentureholders.

               (a) The Trustee shall transmit to Debentureholders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within 60 days after each May 15 following the date of this Indenture, commencing May 15, 2001, deliver to Debentureholders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

               (b) The Trustee shall comply with Section 313(b) and 313(c) of the Trust Indenture Act.

               (c) A copy of each such report shall, at the time of such transmission to Debentureholders, be filed by the Trustee with the Company, with each stock exchange upon which any Debentures are listed (if so listed) and also with the Commission. The Company agrees to notify the Trustee when any Debentures become listed on any stock exchange.

                                   ARTICLE VI

                  REMEDIES OF THE TRUSTEE AND DEBENTUREHOLDERS
                               ON EVENT OF DEFAULT

         SECTION 6.01 Events of Default Defined.

               (a) Whenever used herein with respect to Debentures of a particular series, "Event of Default" means any one or more of the following events which has occurred and is continuing:

               (1) default in the payment of any installment of interest upon or any Additional Amounts with respect to any of the Debentures of that series, as and when the same shall become due and payable, and continuance of such default for a period of 30 days; provided, however, that a valid extension of an interest payment period by the Company, in accordance with the terms of Debentures of that series established pursuant to Section 2.01 hereof, shall not constitute a default in the payment of interest for this purpose;

               (2) default (i) in the payment of the principal of (and premium, if any, on) any of the Debentures of that series as and when the same shall become due and payable, whether at maturity, upon redemption, by declaration of acceleration or otherwise, or (ii) in any payment required by any sinking or analogous fund established with respect to that series, and in the case of this clause (ii) only, continuance of such default for a period of 30 days;

               (3) failure on the part of the Company duly to observe or perform, in any material respect, any other of the covenants or agreements on the part of the Company with respect to that series contained in such Debentures or otherwise established with respect to that series of Debentures pursuant to Section 2.01 hereof or contained in this Indenture (other than a covenant or agreement which has been expressly included in this Indenture solely for the benefit of one or more series of Debentures other than such series) for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Company by the Trustee, by registered or certified mail, or to the Company and the Trustee by the holders of at least 25% in principal amount of the Outstanding Debentures of the series affected by the Default;

               (4) the Company pursuant to or within the meaning of any Bankruptcy Law:

                   (A) commences a voluntary case,

                   (B) consents to the entry of an order for relief against it in an involuntary case,

                   (C) consents to the appointment of a Bankruptcy Custodian of it or for all or for a substantial part of its property, or

                   (D) makes a general assignment for the benefit of its
               creditors;

               (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that remains unstayed and in effect for 90 days and that:

                   (A) is for relief against the Company as debtor in an
               involuntary case,

                   (B) appoints a Bankruptcy Custodian of the Company or a
               Bankruptcy Custodian for all or for a substantial part of the property of the Company, or

                   (C) orders the liquidation of the Company; or

               (6) any other Event of Default provided with respect to Debentures of that series.

               The term "Bankruptcy Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

               (b) In each and every such case specified in clause (1), (2), (3) or (6) of Section 6.01(a), unless the principal of all the Debentures of that series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Outstanding Debentures of the series affected by the Default, by notice in writing to the Company (and to the Trustee if given by such Debentureholders), may declare the principal of all the Debentures of that series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything contained in this Indenture or in the Debentures of that series or established with respect to that series pursuant to
Section 2.01 to the contrary notwithstanding. If an Event of Default specified in clause (5) or (6) of Section 6.01(a) occurs, such amounts shall ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee or any holder. Payment of principal of, any premium and interest on and any Additional Amounts with respect to such Debentures shall remain subordinated to the extent provided in Article XIV notwithstanding that such amount shall become immediately due and payable as herein provided.

               (c) Section 6.01(b), however, is subject to the condition that if, at any time after the principal of the Debentures of that series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon and any Additional Amounts with respect to all the Debentures of that series and the principal of (and premium, if any, on) any and all Debentures of that series which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that such payment is enforceable under applicable law, upon overdue installments of interest and Additional Amounts, at the rate per annum expressed in the Debentures of that series to the date of such payment or deposit) and the amount payable to the Trustee under Section 7.06, and any and all Defaults under the Indenture, other than the nonpayment of principal on Debentures of that series which shall not have become due by their terms, shall have been remedied or waived as provided in Section 6.06 then and in every such case the holders of a majority in aggregate principal amount of the Outstanding Debentures of the series affected by the Default (subject to, in the case of any series of Debentures held as trust assets of a Trust and with respect to which a Security Exchange has not theretofore occurred, such holders' obtaining such consent of the holders of the Preferred Securities and the Common Securities of such Trust as may be required under the Declaration of Trust of such Trust), by written notice to the Company and to the Trustee, may rescind and annul such declaration and its consequences with respect to that series of Debentures; but no such rescission and annulment shall extend to or shall affect any subsequent Default, or shall impair any right consequent thereon.

               (d) In case the Trustee shall have proceeded to enforce any right with respect to Debentures of that series under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceedings had been taken.

               (e) If, prior to a Security Exchange with respect to the Debentures of any series, a Default with respect to the Debentures of such series shall have occurred, the Company expressly acknowledges that under the circumstances set forth in the applicable Declaration of Trust, any holder of Preferred Securities of the applicable Trust may, subject to Section 6.04 and
Section 6.06, enforce directly against the Company the applicable Property Trustee's rights hereunder. In furtherance of the foregoing and for the avoidance of any doubt, the Company acknowledges that, under the circumstances described in the applicable Declaration of Trust, any such holder of Preferred Securities, in its own name, in the name of the applicable Trust or in the name of the holders of the Preferred Securities issued by such Trust, may institute or cause to be instituted a proceeding, including, without limitation, any suit in equity, an action at law or other judicial or administrative proceeding, to enforce the applicable Property Trustee's rights hereunder directly against the Company as issuer of the applicable series of Debentures, and may prosecute such proceeding to judgment or final decree, and enforce the same against the Company.

        SECTION 6.02  Covenant of Company to Pay to Trustee Whole
                      Amount Due on Debentures on Default in Payment.

               (a) The Company covenants that (1) in case default shall be made in the payment of any installment of interest on or any Additional Amounts with respect to any of the Debentures of a series, or any payment required by any sinking or analogous fund established with respect to that series as and when the same shall have become due and payable, and such Default shall have continued for a period of 30 days, or (2) in case default shall be made in the payment of the principal of (or premium, if any, on) any of the Debentures of a series when the same shall have become due and payable, whether upon maturity of the Debentures of a series or upon redemption or upon declaration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Debentures of that series, the whole amount that then shall have become due and payable on all such Debentures for principal, any premium, interest or Additional Amounts, as the case may be, with interest upon the overdue principal (and premium, if any) and (to the extent that payment of such interest is enforceable under applicable law and without duplication of any other amounts paid by the Company or the applicable Trust in respect thereof) upon overdue installments of interest and Additional Amounts at the rate per annum expressed in the Debentures of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and the amount payable to the Trustee under Section 7.06.

               (b) In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon the Debentures of that series and collect in the manner provided by law out of the property of the Company or other obligor upon the Debentures of that series wherever situated the moneys adjudged or decreed to be payable.

               (c) In case of any receivership, insolvency, liquidation, bankruptcy, reorganization, readjustment, arrangement, composition or other judicial proceedings affecting the Company, any other obligor on such Debentures, or the creditors or property of either, the Trustee shall have the power to intervene in such proceedings and take any action therein that may be permitted by the court and shall (except as may be otherwise provided by law) be entitled to file such proofs of claim and other papers and documents as may be necessary or advisable in order to have the claims of the Trustee and of the holders of Debentures of such series allowed for the entire amount due and payable by the Company or such other obligor under the Indenture at the date of institution of such proceedings and for any additional amount which may become due and payable by the Company or such other obligor after such date, and to collect and receive any moneys or other property payable or deliverable on any such claim, and to distribute the same after the deduction of the amount payable to the Trustee under Section 7.06; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the holders of Debentures of such series to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to such Debentureholders, to pay to the Trustee any amount due it under Section 7.06.

               (d) All rights of action and of asserting claims under this Indenture, or under any of the terms established with respect to Debentures of that series, may be enforced by the Trustee without the possession of any of such Debentures, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for payment to the Trustee of any amounts due under Section 7.06, be for the ratable benefit of the holders of the Debentures of such series.

               In case of an Event of Default hereunder, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

               Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Debentureholder any plan of reorganization, arrangement, adjustment or composition affecting the Debentures of that series or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Debentureholder in any such proceeding.

         SECTION 6.03 Application of Moneys Collected by Trustee.

               Any moneys collected by the Trustee pursuant to this Article VI with respect to a particular series of Debentures shall be applied in the order following, at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal, premium, interest or Additional Amounts, upon presentation of the several Debentures of that series, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

               First: To the payment of costs and expenses of collection and of all amounts payable to the Trustee under Section 7.06;

               Second: To the payment of all Senior Debt of the Company if and to the extent required by Article XIV;

               Third: To the payment of the amounts then due and unpaid upon Debentures of such series for principal, premium, interest and Additional Amounts, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Debentures for principal, premium, interest and Additional Amounts, respectively; and

               Fourth: The balance, if any, to the Person or Persons entitled thereto.

         SECTION 6.04 Limitation on Suits by Holders of Debentures.

               No holder of any Debenture of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless (a) such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof with respect to Debentures of such series specifying such Event of Default, as hereinbefore provided, (b) the holders of not less than 25% in aggregate principal amount of the Debentures of such series then Outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as trustee hereunder, (c) such holder or holders shall have furnished to the Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby, (d) the Trustee for 60 days after its receipt of such notice, request and furnishing of indemnity, shall have failed to institute any such action, suit or proceeding and (e) during such 60 day period, the holders of a majority in principal amount of the Outstanding Debentures of that series do not give the Trustee a direction inconsistent with the request; it being understood and intended, and being expressly covenanted by the taker and holder of every Debenture of such series with every other such taker and holder and Trustee, that no one or more holders of Debentures of such series shall have any right in any manner whatsoever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other of such Debentures, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Debentures of such series. For the protection and enforcement of the provisions of this Section, each and every Debentureholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

               Notwithstanding any other provisions of this Indenture, however, the right of any holder of any Debenture to receive payment of the principal of, any premium and interest on and any Additional Amounts with respect to such Debenture, as therein provided, on or after the respective due dates expressed in such Debenture (or in the case of redemption, on the redemption date), or to institute suit for the enforcement of any such payment on or after such respective dates or redemption date, shall not be impaired or affected without the consent of such holder.

         SECTION 6.05 Remedies Cumulative; Delay or Omission in Exercise of Rights Not Waiver of Default.

               (a) All powers and remedies given by this Article VI to the Trustee or to the Debentureholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any others thereof or of any other powers and remedies available to the Trustee or the holders of the Debentures, by judicial proceedings or otherwise, to enforce performance or observance of the covenants and agreements contained in this Indenture or otherwise established with respect to such Debentures.

               (b) No delay or omission of the Trustee or of any holder of any of the Debentures to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article or by law to the Trustee or to the Debentureholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Debentureholders.

         SECTION 6.06 Rights of Holders of Majority in Principal Amount of Debentures to Direct Trustee and to Waive Defaults.

               The holders of a majority in aggregate principal amount of the Debentures of any series at the time Outstanding, determined in accordance with
Section 8.04 (with, in the case of any series of Debentures held as trust assets of a Trust and with respect to which a Security Exchange has not theretofore occurred, such holders' obtaining such consent of holders of the Preferred Securities and the Common Securities of such Trust as may be required under the Declaration of Trust of such Trust), shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to such series; provided, however, that such direction shall not be in conflict with any rule of law or with this Indenture or unduly prejudicial to the rights of holders of Debentures of any other series at the time Outstanding determined in accordance with Section 8.04 not parties thereto. Subject to the provisions of
Section 7.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceeding so directed would involve the Trustee in personal liability. The holders of a majority in aggregate principal amount of the Debentures of any series at the time Outstanding affected thereby, determined in accordance with section 8.04 (with, in the case of any series of Debentures held as trust assets of a Trust and with respect to which a Security Exchange has not theretofore occurred, such holders' obtaining such consent of holders of the Preferred Securities and the Common Securities of such Trust as may be required under the Declaration of Trust of such Trust), may on behalf of the holders of all of the Debentures of such series waive any past Default in the performance of any of the covenants contained herein or established pursuant to Section 2.01 with respect to such series and its consequences, except a Default in the payment of the principal of, any premium or interest on or any Additional Amounts with respect to any of the Debentures of that series as and when the same shall become due by the terms of such Debentures otherwise than by acceleration (unless such Default has been cured and a sum sufficient to pay all matured installments of principal, any premium, interest and any Additional Amounts has been deposited with the Trustee (in accordance with Section 6.01(c)), or by the terms of Debentures of that series. Upon any such waiver, the Default covered thereby shall be deemed to be cured for all purposes of this Indenture and the Company, the Trustee and the holders of the Debentures of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         SECTION 6.07 Trustee to Give Notice of Defaults Known To It, But May Withhold in Certain Circumstances.

               The Trustee shall, within 90 days after the occurrence of a Default with respect to a particular series, transmit by mail, first class postage prepaid, to the holders of Debentures of that series, as their names and addresses appear upon the Debenture Register, notice of all Defaults with respect to that series known to the Trustee, unless such Defaults shall have been cured before the giving of such notice (the term "Defaults" for the purposes of this Section being hereby defined to be the events specified in subsections (1), (2), (3), (4), (5) and (6) of Section 6.01(a), not including any periods of grace provided for therein and irrespective of the giving of notice provided for by subsection (3) of Section 6.01(a)); provided that, except in the case of default in the payment of the principal of, any premium or interest on or any Additional Amounts with respect to any of the Debentures of that series or in the payment of any sinking fund installment established with respect to that series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers, of the Trustee in good faith determine that the withholding of such notice is in the interests of the holders of Debentures of that series; provided further, that in the case of any Default of the character specified in Section 6.01(a)(3) with respect to Debentures of such series no such notice to the holders of the Debentures of that series shall be given until at least 30 days after the occurrence thereof.

               The Trustee shall not be deemed to have knowledge of any Default, except (i) a Default under subsection (a)(1) or (a)(2) of Section 6.01 (other than a Default in the payment of any Additional Amounts with respect to Debentures of such series) as long as the Trustee is acting as paying agent for such series of Debentures or (ii) any Default as to which a Responsible Officer of the Trustee shall have received written notice.


         SECTION 6.08 Requirements of an Undertaking to Pay Costs in Certain Suits Under Indenture or Against Trustee.

               All parties to this Indenture agree, and each holder of any Debentures by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Debentureholder, or group of Debentureholders, holding more than 10% in aggregate principal amount of the Outstanding Debentures of any series, or to any suit instituted by any Debentureholder for the enforcement of the payment of the principal of, any premium or interest on or any Additional Amounts with respect to any Debenture of such series, on or after the respective due dates expressed in such Debenture or established pursuant to this Indenture.

                                  ARTICLE VII

                             CONCERNING THE TRUSTEE

         SECTION 7.01 Duties of Trustee.

               (a) The Trustee, prior to the occurrence of an Event of Default with respect to Debentures of a series and after the curing of all Events of Default with respect to Debentures of that series which may have occurred, shall undertake to perform with respect to Debentures of such series such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants shall be read into this Indenture against the Trustee. In case an Event of Default with respect to Debentures of a series has occurred (which has not been cured or waived), the Trustee shall exercise with respect to Debentures of that series such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

               (b) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (1) prior to the occurrence of an Event of Default with respect to Debentures of a series and after the curing or waiving of all such Events of Default with respect to that series which may have occurred:

                  (i) the duties and obligations of the Trustee shall with
               respect to Debentures of such series be determined solely by the express provisions of this

               Indenture and the Trust Indenture Act, and the Trustee shall not be liable with respect to Debentures of such series except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on the part of the Trustee, the Trustee may with respect to Debentures of such series conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein;

               (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Debentures of any series at the time Outstanding (or, as the case may be, the holders of a majority of outstanding Preferred Securities or Common Securities issued by the applicable Trust) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to the Debentures of that series;

               (4) none of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Indenture or adequate indemnity against such risk is not furnished to it;

               (5) If at any time the Trustee hereunder is not the same Person as the Property Trustee under a Declaration of Trust:

                  (A) whenever a reference is made herein to a Security
               Exchange, the Trustee shall be entitled to assume that no such Security Exchange has occurred so long as the Debentures of the applicable series are or continue to be registered in the name of such Property Trustee, and the Trustee shall be charged with notice or knowledge of such Security Exchange only upon either
               (i) written notice thereof given to the Trustee by the Regular Trustees under such Declaration of Trust or (ii) registration of a Global Debenture representing such Debentures in the name of a Depositary or its nominee; and

                  (B) the Trustee shall not be charged with notice or knowledge that any Person (other than the Depositary) is a holder of Preferred Securities or Common Securities issued by the applicable Trust for any purpose under this Indenture, including, without limitation, Section 6.01(e), Section 6.06, Section 9.02 and Section 13.12, unless and until the Trustee is furnished with a list of such holders by such Property Trustee or the Regular Trustees under such Declaration of Trust. The Trustee may conclusively rely and shall be protected in relying on such list;

               (6) The Trustee shall have no duty or obligation under this Indenture, including, without limitation, Section 6.06 and Section 9.02, to determine whether the registered holder of any Debenture has obtained the requisite consent of the holders of Preferred Securities and Common Securities required under a Declaration of Trust, and shall be protected in acting upon the consent, direction or other instruction of the registered holder of such Debenture;

               (7) Notwithstanding Section 13.12 hereof, the Trustee shall not, and shall not be deemed to, owe any fiduciary duty to the holders of Preferred Securities or Common Securities issued by a Trust and shall not be liable to any such holder (other than for the willful misconduct or negligence of the Trustee) if the Trustee in good faith (i) pays over or distributes to a registered holder of the Debentures of the applicable series or to the Company or to any other Person, cash, property or securities to which such holders of Preferred Securities or Common Securities shall be entitled or (ii) takes any action or omits to take any action at the request of such registered holder of such Debentures. Nothing in this Section 7.01(b)(7) shall affect the obligation of any other such Person to hold such payment for the benefit of, and to pay such amount over to, such holders of Preferred Securities or Common Securities or their representatives;

               (8) whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Article VII; and

               (9) this subsection (b) shall not be construed to limit the effect of Section 7.01(a).

         SECTION 7.02 Certain Rights of the Trustee.

               Except as otherwise provided in Section 7.01:

               (a) The Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

               (b) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by a Board Resolution or an instrument signed in the name of the Company by an Officer of the Company (unless other evidence in respect thereof is specifically prescribed herein);

               (c) The Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted hereunder in good faith and in reliance thereon;

               (d) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Debentureholders (or, as the case may be, the holders of Preferred Securities or Common Securities issued by the applicable Trust), pursuant to the provisions of this Indenture, unless such Debentureholders (or such holders) shall have furnished to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; nothing herein contained shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default with respect to a series of the Debentures (which has not been cured or waived) to exercise with respect to Debentures of that series such of the rights and powers vested in it by this Indenture, and to use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

               (e) The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

               (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, security, or other papers or documents, unless requested in writing so to do by the holders of not less than a majority in principal amount of the Outstanding Debentures of the particular series affected thereby (determined as provided in Section 8.04); provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity satisfactory to it against such costs, expenses or liabilities as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand;

               (g) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

               (h) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

         SECTION 7.03 Trustee's Disclaimer.

               (a) The recitals contained herein and in the Debentures (other than the Certificate of Authentication on the Debentures) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

               (b) The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debentures.

               (c) The Trustee shall not be accountable for the use or application by the Company of any of the Debentures or of the proceeds of such Debentures, or for the use or application of any moneys paid over by the Trustee in accordance with any provision of this Indenture or established pursuant to
Section 2.01, or for the use or application of any moneys received by any paying agent other than the Trustee.

         SECTION 7.04  May Own Debentures.

               The Trustee or any paying agent or Debenture Registrar, in its individual or any other capacity, may become the owner or pledgee of Debentures and, subject to Sections 7.08 and 7.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, paying agent or Debenture Registrar.

         SECTION 7.05 Moneys Received by Trustee to Be Held In Trust Without Interest.

               Subject to the provisions of Section 11.05, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any moneys received by it hereunder except such as it may agree in writing to pay thereon.

         SECTION 7.06  Compensation, Reimbursement and Indemnity.

               (a) The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the Company and the Trustee shall from time to time agree in writing (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify each of the Trustee and its officers, agents, directors and employees for, and to hold them harmless against, any loss, liability or expense including taxes (other than taxes based upon, measured by or determined by the income, profit, franchise or doing business of the Trustee) incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs and expenses of defending itself against any claim of liability in the premises. The provisions of this Section
7.06 shall survive the termination of this Indenture and resignation or removal of the Trustee.

               (b) The obligations of the Company under this Section to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Debentures.

               (c) When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(a)(4) or (5) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

         SECTION 7.07 Right of Trustee to Rely on Certificate of Officers of Company Where No Other Evidence Specifically Prescribed.

               Except as otherwise provided in Sections 7.01 and 7.02, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting to take any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted to be taken by it under the provisions of this Indenture upon the faith thereof.

         SECTION 7.08  Disqualification; Conflicting Interests.

               If the Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of said Section 310(b).

         SECTION 7.09  Requirements for Eligibility of Trustee.

               There shall at all times be a Trustee with respect to the Debentures issued hereunder which shall at all times be a corporation or banking association organized and doing business under the laws of the United States, or a corporation or other Person permitted to act as trustee by the Commission, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50 million, and subject to supervision or examination by Federal, State, territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Company may not, nor may any Person directly or indirectly controlling, controlled by, or under common control with the

Company, serve as Trustee. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.

         SECTION 7.10  Resignation of Trustee and Appointment of Successor.

               (a) The Trustee or any successor hereafter appointed, may at any time resign with respect to the Debentures of one or more series by giving written notice thereof to the Company and by transmitting notice of resignation by mail, first class postage prepaid, to the Debentureholders of such series, as their names and addresses appear upon the Debenture Register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee with respect to Debentures of such series by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 60 days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee with respect to Debentures of such series, or any Debentureholder of that series who has been a bona fide holder of a Debenture or Debentures for at least six months may, subject to the provisions of Section 6.08, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

               (b) In case at any time any of the following shall occur:

               (1) the Trustee shall fail to comply with the provisions of
         Section 7.08 after written request therefor by the Company or by any Debentureholder who has been a bona fide holder of a Debenture or Debentures for at least six months; or

               (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Company or by any such Debentureholder; or

               (3) the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee with respect to all Debentures and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of removal, the Trustee so removed may petition any court of competent jurisdiction for the appointment of a successor trustee with respect to Debentures of such series, or any Debentureholder of that series who has been a bona fide holder of a Debenture or Debentures for at least six months may, subject to the provisions of Section 6.08, on behalf of himself and all others similarly situated, petition any such court for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

               (c) The holders of a majority in aggregate principal amount of the Debentures of any series at the time Outstanding may at any time remove the Trustee with respect to such series and appoint a successor trustee.

               (d) Any resignation or removal of the Trustee and appointment of a successor trustee with respect to the Debentures of a series pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 7.11.

               (e) Any successor trustee appointed pursuant to this Section may be appointed with respect to the Debentures of one or more series or all of such series, and at any time there shall be only one Trustee with respect to the Debentures of any particular series.

         SECTION 7.11 Acceptance by Successor to Trustee.

               (a) In case of the appointment hereunder of a successor trustee with respect to all Debentures, every such successor trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor trustee all the rights, powers, and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor trustee all property and money held by such retiring Trustee hereunder.

               (b) In case of the appointment hereunder of a successor trustee with respect to the Debentures of one or more (but not all) series, the Company, the retiring Trustee and each successor trustee with respect to the Debentures of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor trustee shall accept such appointment and which shall (1) contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debentures of that or those series to which the appointment of such successor trustee relates, (2) contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debentures of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and
(3) add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any act or failure to act on the part of any other Trustee hereunder; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall with respect to the Debentures of that or those series to which the appointment of such successor trustee relates have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture, and each such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Debentures of that or those series to which the appointment of such successor trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Debentures of that or those series to which the appointment of such successor trustee relates.

               (c) Upon request of any such successor trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, power and trusts referred to in paragraph (a) or (b) of this Section 7.11, as the case may be.

               (d) No successor trustee shall accept its appointment unless at the time of such acceptance such successor trustee shall be qualified and eligible under this Article.

               (e) Upon acceptance of appointment by a successor trustee as provided in this Section 7.11, the successor trustee shall transmit notice of the succession of such trustee hereunder by mail, first class postage prepaid, to the Debentureholders, as their names and addresses appear upon the Debenture Register.

         SECTION 7.12 Successor to Trustee by Merger, Consolidation or Succession to Business.

               Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. In case any Debentures shall have been authenticated, but not made available for delivery, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and make available for delivery the Debentures so authenticated with the same effect as if such successor Trustee had itself authenticated such Debentures.

         SECTION 7.13  Preferential Collection of Claims Against the Company.

               The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent included therein as though such resignation or removal, as the case may be, had not occurred.

                                  ARTICLE VIII

                            CONCERNING THE DEBENTURES

         SECTION 8.01  Evidence of Action by Debentureholders.

               Whenever in this Indenture it is provided that the holders of a majority or specified percentage in aggregate principal amount of the Debentures of a particular series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such majority or specified percentage of that series have joined therein may be evidenced by any instrument or any number of instruments of similar tenor executed by such holders of Debentures of that series in person or by agent or proxy appointed in writing.

               If the Company shall solicit from the Debentureholders of any series any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for such series for the determination of Debentureholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other action, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Debentureholders of record at the close of business on the record date shall be deemed to be Debentureholders for the purposes of determining whether Debentureholders of the requisite proportion of Outstanding Debentures of that series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Outstanding Debentures of that series shall be computed as of the record date; provided that no such authorization, agreement or consent by such Debentureholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

         SECTION 8.02 Proof of Execution of Instruments and of Holding of Debentures.

               Subject to the provisions of Sections 7.01 and 7.02, proof of the execution of any instrument by a Debentureholder (such proof will not require notarization) or his agent or proxy and proof of the holding by any Person of any of the Debentures shall be sufficient if made in the following manner:

               (a) The fact and date of the execution by any such Person of any instrument may be proved in any reasonable manner acceptable to the Trustee.

               (b) The ownership of Debentures shall be proved by the Debenture Register of such Debentures or by a certificate of the Debenture Registrar thereof.

               (c) The Trustee may require such additional proof of any matter referred to in this Section as it shall deem necessary.

         SECTION 8.03  Who May Be Deemed Owners of Debentures.

               Prior to the due presentment for registration of transfer of any Debenture, the Company, the Trustee, any paying agent and any Debenture Registrar may deem and treat the Person in whose name such Debenture shall be registered in the Debenture Register as the absolute owner of such Debenture (whether or not such Debenture shall be overdue and notwithstanding any notice of ownership or writing thereon made by anyone other than the Debenture Registrar) for the purpose of receiving payment of or on account of the principal of, premium, if any, and (subject to Section 2.03) interest on such Debenture and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any Debenture Registrar shall be affected by any notice to the contrary.

         SECTION 8.04 Debentures Owned by the Company or Controlled or Controlling Companies Disregarded for Certain Purposes.

               In determining whether the holders of the requisite aggregate principal amount of Debentures of a particular series have concurred in any direction, consent or waiver under this Indenture, Debentures of that series which are owned by the Company or any other obligor on the Debentures of that series or by any Subsidiary or Affiliate of the Company or of such other obligor on the Debentures of that series shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Debentures of such series which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Debentures so owned which have been pledged in good faith may be regarded as Outstanding for the purposes of this Section, if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debentures and that the pledgee is not a Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

         SECTION 8.05 Instruments Executed by Debentureholders Bind Future Holders.

                  At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the holders of the majority or percentage in aggregate principal amount of the Debentures of a particular series specified in this Indenture in connection with such action, any holder of a Debenture of that series which is shown by the evidence to be included in the Debentures the holders of which have consented to such action may, by filing written notice with the Trustee, and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Debenture. Except as aforesaid any such action taken by the holder of any Debenture shall be conclusive and binding upon such holder and upon all future holders and owners of such Debenture, and of any Debenture issued in exchange therefor, on registration of transfer thereof or in place thereof, irrespective of whether or not any notation in regard thereto is made upon such Debenture. Any action taken by the holders of the majority or percentage in aggregate principal amount of the Debentures of a particular series specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Debentures of that series.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

         SECTION 9.01 Without Consent of Debentureholders.

               In addition to any supplemental indenture otherwise authorized by this Indenture, the Company and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect), without the consent of the Debentureholders, for one or more of the following purposes:

               (a) to evidence the succession of another corporation or other entity to the Company, and the assumption by any such successor of the obligations of the Company contained herein or otherwise established with respect to the Debentures;

               (b) to add further covenants, restrictions, conditions or provisions for the protection of the holders of the Debentures of all or any series as the Board of Directors and the Trustee shall consider to be for the protection of the holders of Debentures of all or any series, and to make the occurrence, or the occurrence and continuance, of a Default in any of such additional covenants, restrictions, conditions or provisions a Default or an Event of Default with respect to such series permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after Default (which period may be shorter or longer than that allowed in the case of other Defaults) or may provide for an immediate enforcement upon such Default or may limit the remedies available to the Trustee upon such Default or may limit the right of the holders of a majority in aggregate principal amount of the Debentures of such series to waive such Default;

               (c) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture as shall not be inconsistent with the provisions of this Indenture and shall not materially adversely affect the interests of the holders of the Debentures of any series;

               (d) to add to, change or eliminate any of the provisions of this Indenture, provided that any such addition, change or elimination shall become effective only when there is no Debenture Outstanding of any series created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision;

               (e) to provide for the issuance under this Indenture of Debentures in coupon form (including Debentures registrable as to principal only) and to provide for exchangeability of such Debentures with the Debentures issued hereunder in fully registered form and to make all appropriate changes for such purposes;

               (f) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Debentures of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Sections
7.10 and 7.11;

               (g) to qualify or maintain qualification of this Indenture under the Trust Indenture Act;

               (h) to establish the form or terms of Debentures of any series as permitted by Section 2.01; or

               (i) to make any addition, change or elimination of any provision of this Indenture that does not adversely affect the rights of any Debentureholder in any material respect.

               The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

               Any supplemental indenture authorized by the provisions of this Section may be executed by the Company and the Trustee without the consent of the holders of any of the Debentures at the time Outstanding, notwithstanding any of the provisions of Section 9.02.

         SECTION 9.02 With Consent of Debentureholders.

               With the consent (evidenced as provided in Section 8.01) of the holders of not less than a majority in aggregate principal amount of the Debentures of all series affected by such supplemental indenture or indentures at the time Outstanding (acting as one class) (and, in the case of any series of Debentures held as trust assets of a Trust and with respect to which a Security Exchange has not theretofore occurred, such holders' obtaining such consent of holders of the Preferred Securities and the Common Securities of such Trust as may be required under the Declaration of Trust of such Trust), the Company and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Debentures of such series under this Indenture; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Debentures of any series, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof; (ii) reduce the aforesaid percentage of Debentures, the holders of which are required to consent to any such supplemental indenture; (iii) impair the right of a holder of Debentures to receive payment of principal of and interest on such Debentures on or after the due dates therefor or to institute suit for the enforcement of payment thereof or with respect thereto; (iv) make any change in this proviso of this Section

9.02; (v) change any obligation of the Company to pay Additional Amounts with respect to any Debentures; or (vi) impair the right of a holder of Debentures to convert or exchange such Debentures for another security, if such Debentures shall be so convertible or exchangeable, without in each case the consent of the holders of each Debenture (and, in the case of any series of Debentures held as trust assets of a Trust and with respect to which a Security Exchange has not theretofore occurred, such holders' obtaining such consent of the holders of the Preferred Securities and the Common Securities of such Trust as may be required under the Declaration of Trust of such Trust) then Outstanding and affected thereby.

               Upon the request of the Company, and upon the filing with the Trustee of evidence of the consent of Debentureholders (and, in the case of any series of Debentures held as trust assets of a Trust and with respect to which a Security Exchange has not theretofore occurred, such holders' obtaining such consent of holders of the Preferred Securities and the Common Securities of such Trust as may be required under the Declaration of Trust of such Trust) required to consent thereto as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture.

               It shall not be necessary for the consent of the Debentureholders of any series affected thereby under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

               Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall transmit by mail, first class postage prepaid, a notice, setting forth in general terms the substance of such supplemental indenture, to the Debentureholders of all series affected thereby as their names and addresses appear upon the Debenture Register. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         SECTION 9.03  Effect of Supplemental Indentures.

               Upon the execution of any supplemental indenture pursuant to the provisions of this Article or of Section 10.01, this Indenture shall, with respect to such series, be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Debentures of the series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 9.04 Debentures May Bear Notation of Changes By Supplemental Indentures.

               Debentures of any series, affected by a supplemental indenture, authenticated and delivered after the execution of such supplemental indenture pursuant to the provisions of this

Article or of Section 10.01, may bear a notation in form approved by the Company, provided such form meets the requirements of any exchange upon which such series may be listed or traded, as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Debentures of that series so modified as to conform, in the opinion of the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Debentures of that series then outstanding.

         SECTION 9.05  Opinion of Counsel.

               The Trustee, subject to the provisions of Sections 7.01 and 7.02, may receive an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this
Article IX.

                                   ARTICLE X

                    CONSOLIDATION, MERGER, SALE OR CONVEYANCE

         SECTION 10.01  Company May Consolidate, etc. on Certain Terms.

               The Company shall not consolidate with or merge with any Person, or sell, lease, convey, transfer or otherwise dispose of all or substantially all of its assets to any Person, unless:

               (1) either (a) the Company shall be the continuing corporation or
         (b) the Person formed by or surviving such consolidation or merger (if other than the Company), or to which such sale, lease, conveyance, transfer or other disposition shall be made (collectively, the "Successor"), is organized and existing under the laws of the United States, any political subdivision thereof or any State thereof or the District of Columbia and expressly assumes by supplemental indenture all of the obligations of the Company under this Indenture and the Debentures;

               (2) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

               (3) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that the transaction and such supplemental indenture comply with this Indenture.

         SECTION 10.02  Successor Corporation Substituted.

               Upon any consolidation or merger of the Company or any sale, lease, conveyance, transfer or other disposition of all or substantially all of the assets of the Company in accordance with Section 10.01, any Successor formed by such consolidation or into or with which the Company is merged or to which such sale, lease, conveyance, transfer or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of the Company under this Indenture and each series of Debentures with the same effect as if such Successor had been named as the Company herein and the predecessor Company, in the case of a sale, conveyance, transfer or other disposition (other than a lease), shall be released from all obligations under this Indenture and each series of Debentures.

                                   ARTICLE XI

            SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS

         SECTION 11.01 Satisfaction and Discharge of Indenture.

               (a) The following provisions shall apply to the Debentures of each series unless specifically otherwise provided in a Board Resolution or indenture supplemental hereto provided pursuant to Section 2.01. If at any time
(a) the Company shall have paid or caused to be paid the principal of, any premium and interest on and any Additional Amounts with respect to all the Debentures of any series Outstanding hereunder (other than Debentures of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07) as and when the same shall have become due and payable, or (b) the Company shall have delivered to the Trustee for cancellation all Debentures of any series theretofore authenticated (other than any Debentures of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.07) or (c) (i) all the Debentures of any series not theretofore delivered to the Trustee for cancellation shall have become due and payable, or are by their terms will become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (ii) the Company shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount in cash (other than moneys repaid by the Trustee or any paying agent to the Company in accordance with Section 11.04) or Government Obligations, maturing as to principal and interest at such times and in such amounts as will ensure the availability of cash, or a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (A) the principal of, any premium and interest on and any Additional Amounts with respect to all Debentures of such series on each date that such amounts are due and payable and
(B) any mandatory sinking fund payments with respect to the Debentures of such series on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Debentures of such series; and if, in any such case, the Company shall also pay or cause to be paid all other sums payable hereunder by the Company with respect to the Debentures of such series, then this Indenture shall cease to be of further effect with respect to the Debentures of such series (except as to (i) rights of registration of transfer and exchange of Debentures of such series and the Company's right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Debentures, (iii) rights of holders of Debentures to receive payments of principal thereof, any premium and interest thereon and any Additional Amounts with respect thereto, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Debentureholders to receive mandatory sinking fund payments, if any, (iv) the rights, obligations, duties and immunities of the Trustee hereunder, (v) the rights of the holders of Debentures of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, (vi) the obligations of the Company under Section 4.02 and (vii) the rights of holders of the Debentures to receive upon any conversion or exchange of Debentures any securities into which such Debentures are convertible or exchangeable, if such

Debentures are so convertible or exchangeable) and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture; provided that the rights of the Debentureholders to receive amounts in respect of principal of, any premium and interest on and any Additional Amounts with respect to the Debentures held by them shall not be delayed longer than required by then-applicable mandatory rules or policies of any securities exchange or automated quotation system upon which the Debentures are listed or traded. The Company agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Debentures of such series.

               (b) The following provisions shall apply to the Debentures of each series unless specifically otherwise provided in a Board Resolution or indenture supplemental hereto provided pursuant to Section 2.01. In addition to discharge of the Indenture pursuant to the next preceding paragraph, the Company shall be deemed to have paid and discharged the entire indebtedness on all the Debentures of a series on the date of the deposit referred to in subparagraph
(a) below, and the provisions of this Indenture with respect to the Debentures of such series shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of Debentures of such series and the Company's right of optional redemption, if any, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Debentures, (iii) rights of holders of Debentures to receive payments of principal thereof, any premium and interest thereon and any Additional Amounts with respect thereto, upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the holders of Debentures to receive mandatory sinking fund payments, if any,
(iv) the rights, obligations, duties and immunities of the Trustee hereunder,
(v) the rights of the Holders of Debentures as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them,
(vi) the obligations of the Company under Section 4.02 and (vii) the rights of holders of the Debentures to receive upon any conversion or exchange of Debentures any securities into which such Debentures are convertible or exchangeable, if such Debentures are so convertible or exchangeable) and the Trustee, at the expense of the Company, shall at the Company's request, execute proper instruments acknowledging the same, if

               (1) with reference to this provision the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Debentures of such series (i) cash in an amount, or (ii) Governmental Obligations maturing as to principal and interest at such times and in such amounts as will insure the availability of cash in an amount or (iii) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay (A) the principal of, any premium and interest on and any Additional Amounts with respect to all Debentures of such series on each date that such amounts are due and payable and (B) any mandatory sinking fund payments with respect to the Debentures of such series on the dates on which such payments are due and payable in accordance with the terms of the Indenture and the Debentures of such series;

               (2) no Default or Event of Default with respect to the Debentures of such series shall have occurred and be continuing on the date of such deposit;

               (3) the Company has delivered to the Trustee a ruling received by the Company from the U.S. Internal Revenue Service which states that, or an Opinion of Counsel which states that, the holders of the Debentures of such series will not recognize income, gain or loss for United States federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to United States federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred;

               (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance contemplated by this provision have been complied with;

               (5) no event or condition shall exist that, pursuant to the provisions of Section 14.02 or 14.03, would prevent the Company from making payments of the principal of, any premium or interest on or any Additional Amounts with respect to the Debentures of such series on the date of such deposit; and

               (6) the Company has delivered to the Trustee an Opinion of Counsel to the effect that after the passage of 91 days following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

         SECTION 11.02 Application by Trustee of Funds Deposited For Payment of Debentures.

               Subject to Section 11.04, all moneys deposited with the Trustee (or other trustee) pursuant to Section 11.01 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company acting as its own paying agent), to the holders of the particular Debentures of such series for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law. Notwithstanding anything contained herein to the contrary, all moneys in trust are not subject to Article XIV.

         SECTION 11.03  Repayment of Moneys Held by the Paying Agent.

               In connection with the satisfaction and discharge of this Indenture with respect to Debentures of any series, all moneys then held by any paying agent under the provisions of this Indenture with respect to such series of Debentures shall, upon demand of the Company, be repaid to it or paid to the Trustee and thereupon such paying agent shall be released from all further liability with respect to such moneys.

         SECTION 11.04  Repayment of Moneys Held by the Trustee.

               Any moneys deposited with or paid to the Trustee or any paying agent for the payment of the principal of, premium, if any, interest and any Additional Amounts on any Debenture of any series and not applied but remaining unclaimed for two years after the date upon which such principal, premium, if any, or interest and any Additional Amounts shall have become due and payable, shall, upon the written request of the Company and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Company by the Trustee for such series or such paying agent, and a holder of the Debentures of such series shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Company for any payment which such holder may be entitled to collect, and all liability of the Trustee or any paying agent with respect to such moneys shall thereupon cease; provided, however, that the Trustee or such paying agent, before being required to make any such repayment with respect to moneys deposited with it for any payment series, shall at the expense of the Company, mail by first-class mail to holders of such Debentures at their addresses as they shall appear on the Debenture Register, notice, that such moneys remain and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         SECTION 11.05  Indemnification Relating to Governmental Obligations.

               The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Governmental Obligations deposited pursuant to Section 11.01 or the principal or interest received in respect of such obligations.

         SECTION 11.06  Reinstatement.

               If the Trustee or any paying agent is unable to apply any money or Government Obligations deposited with respect to Debentures of any series in accordance with this Article XI by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Company under this Indenture with respect to the Debentures of such series and under the Debentures of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article XI until such time as the Trustee or such paying agent is permitted to apply all such money or Government Obligations in accordance with this Article XI; provided, however, that if the Company has made any payment of principal of, any premium or interest on or any Additional Amounts with respect to any Debentures because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders of such Debentures to receive such payment from the money or Government Obligations held by the Trustee or such paying agent.

                                  ARTICLE XII

                           IMMUNITY OF INCORPORATORS,
                      SHAREHOLDERS, OFFICERS AND DIRECTORS

         SECTION 12.01 Exemption From Individual Liability.

               No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Debenture, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, shareholders, officers or directors as such, of the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debentures or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, shareholder, officer or director as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Debentures or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Debentures.

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

         SECTION 13.01 Successors and Assigns of Company Bound by Indenture.

               All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

         SECTION 13.02 Acts of Board, Committee or Officer of Successor Company Valid.

               Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the corresponding board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

         SECTION 13.03  Surrender of Powers of the Company.

                  The Company by instrument in writing executed by authority of two-thirds of its Board of Directors and delivered to the Trustee may surrender any of the powers reserved to the

Company and thereupon such power so surrendered shall terminate both as to the Company and as to any successor corporation.

         SECTION 13.04 Notices.

               Except as otherwise expressly provided herein, any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Debentures to or on the Company may be given or served by being deposited first class postage prepaid in a post office letterbox addressed (until another address is filed in writing by the Company with the Trustee), as follows:

               Centex Corporation
               2728 North Harwood
               Dallas, Texas 75201
               Attention: General Counsel

               Any notice, election, request or demand by the Company or any Debentureholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the Corporate Trust Office of the Trustee, as follows:

               The Chase Manhattan Bank
               Global Trust Services
               600 Travis, Suite 1150
               Houston, Texas 77002
               Attention: John G. Jones

         The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         SECTION 13.05 Governing Law.

               THIS INDENTURE AND EACH DEBENTURE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THEREOF).

         SECTION 13.06  Officers' Certificates and Opinions of Counsel.

               (a) Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

               (b) Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant in this Indenture (other than the certificate provided pursuant to Section 5.03(d) of this Indenture) shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         SECTION 13.07  Payments Due on Legal Holidays.

               Except as provided with respect to Debentures of a series as contemplated by Section 2.01, in any case where the date of maturity of principal of, any premium or interest on or any Additional Amounts with respect to any Debenture or the date of redemption of any Debenture shall not be a Business Day, then payment of such principal, premium, interest or Additional Amounts shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment was originally payable.

         SECTION 13.08  Control by Trust Indenture Act of 1939.

               If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

         SECTION 13.09  Counterparts.

               This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

         SECTION 13.10 Separability.

               In case any one or more of the provisions contained in this Indenture or in the Debentures of any series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Debentures, but this Indenture and such Debentures shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

         SECTION 13.11 Assignment.

                  The Company will have the right at all times to assign any of its rights or obligations under this Indenture to a Subsidiary or an Affiliate of the Company; provided that, in




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the event of any such assignment, the Company will remain jointly and severally liable for all such obligations. Subject to the foregoing, this Indenture is binding upon and inures to the benefit of the parties thereto and their respective successors and assigns. This Indenture may not otherwise be assigned by the parties hereto (other than pursuant to Article VII or X).

         SECTION 13.12 Holders of Preferred Securities as Third Party Beneficiaries.

               The Company acknowledges that, prior to a Security Exchange with respect to Debentures of any series held as trust assets of a Trust, if the Property Trustee of such Trust fails to enforce its rights under this Indenture as the holder of the Debentures of a series held as trust assets of such Trust, any holder of the Preferred Securities of such Trust may, subject to Section
6.04 and Section 6.06 and in accordance with the provisions of the Declaration of Trust of such Trust, institute legal proceedings directly against the Company to enforce such Property Trustee's rights under this Indenture without first instituting any legal proceedings against such Property Trustee or any other Person; provided that, if an Event of Default has occurred and is continuing and such event is attributed to the failure of the Company to pay principal of, any premium or interest on or Additional Amounts with respect to the Debentures on the date such amounts are otherwise payable (or in the case of redemption, on the redemption date), then a holder of Preferred Securities of such Trust may directly institute a proceeding for enforcement of payment to such holder of such amounts on the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such holder (a "Holder Direct Action") on or after the respective due date specified in the Debentures. In connection with such Holder Direct Action, the Company shall be subrogated to the rights of such holder of Preferred Securities to the extent of any payment made by the Company to such holders of Preferred Securities in such Holder Direct Action. Except as provided in the preceding sentences or Section 6.01(e), the holders of Preferred Securities of such Trust shall not be able to exercise directly any other remedy available to the holders of the Debentures.

         SECTION 13.13  Payment Currency.

               Except as otherwise specified for the Debentures of a series as contemplated by Section 2.01 hereof, all payments due hereunder shall be made in Dollars. To the fullest extent permitted by applicable law, the obligation of the Company in respect of any amount due hereunder shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in Dollars that the party entitled to receive such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) in the city of receipt on the Business Day immediately following the day on which such party receives such payment. If the amount in Dollars that may be so purchased for any reason falls short of the amount originally due, the Company shall pay such additional amounts, in Dollars, as may be necessary to compensate for the shortfall. Any obligation of the Company not discharged by such additional payment shall, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, shall continue in full force and effect.





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         SECTION 13.14  Agent for Service of Process.

                  The Company hereby designates Corporation Service Company, having an address at Two World Trade Center, Suite 8746, New York, New York 10048, as its authorized agent upon whom process may be served in any action, suit or proceeding that may be instituted in any State or Federal court sitting in the County of New York of the State of New York pertaining to this Indenture or any matter arising out of or related to this Indenture, and the Company will accept the jurisdiction of such court in such action, and waive, to the fullest extent permitted by applicable law, any defense based upon lack of personal jurisdiction or venue or forum non conveniens. A copy of any such process shall be sent or given to the Company at the address for notices specified in Section
13.04 hereof. The Company shall maintain the designation of such authorized agent until two years after termination of the Company's obligation under this Indenture pursuant to Section 11.01.

                                  ARTICLE XIV

                           SUBORDINATION OF DEBENTURES

         SECTION 14.01 Debentures Subordinated to Senior Debt.

               The Company and each holder of a Debenture, by his acceptance thereof, agree that (a) the payment of the principal of, any premium and interest on and any Additional Amounts with respect to each and all the Debentures and (b) any other payment in respect of the Debentures, including on account of the acquisition or redemption of Debentures by the Company, is subordinated, to the extent and in the manner provided in this Article XIV, to the prior payment in full of all Senior Debt of the Company, whether outstanding at the date of this Indenture or thereafter created, incurred, assumed or guaranteed, and that these subordination provisions are for the benefit of the holders of Senior Debt.

               This Article XIV shall constitute a continuing offer to all Persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt, and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

         SECTION 14.02  No Payment on Debentures in Certain Circumstances.

               (a) No payment shall be made by or on behalf of the Company on account of the principal of, any premium or interest on or any Additional Amounts with respect to the Debentures of any series or to acquire any of such Debentures (including any repurchases of such Debentures pursuant to the provisions thereof at the option of the holder of such Debentures) for cash or property, or on account of any redemption provisions of such Debentures, in the event of default in payment of any principal of, premium (if any) or interest on any Senior Debt of the Company when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by acceleration of maturity or otherwise (a "Payment Default"), unless and until such Payment Default has been cured or waived or otherwise has ceased to exist or such Senior Debt shall have been discharged or paid in full.




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

               (b) In furtherance of the provisions of Section 14.01, in the event that, notwithstanding the foregoing provisions of this Section 14.02, any payment or distribution of assets of the Company shall be received by the Trustee or the holders of Debentures of any series at a time when such payment or distribution was prohibited by the provisions of this Section 14.02, then, unless such payment or distribution is no longer prohibited by this Section 14.02, such payment or distribution (subject to the provisions of Section 14.07) shall be received and held in trust by the Trustee or such holder or paying agent for the benefit of the holders of Senior Debt of the Company, and shall be paid or delivered by the Trustee or such holders or such paying agent, as the case may be, to the holders of Senior Debt of the Company remaining unpaid or unprovided for or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Debt of the Company may have been issued, ratably, according to the aggregate amounts remaining unpaid on account of such Senior Debt of the Company held or represented by each, for application to the payment of all Senior Debt in full after giving effect to all concurrent payments and distributions to or for the holders of such Senior Debt.

         SECTION 14.03 Debentures Subordinated to Prior Payment of All Senior Debt on Dissolution, Liquidation or Reorganization.

               Upon any distribution of assets of the Company or upon any dissolution, winding up, total or partial liquidation or reorganization of the Company, whether voluntary or involuntary, in bankruptcy, insolvency, receivership or similar proceeding or upon assignment for the benefit of creditors:

               (a) the holders of all Senior Debt of the Company shall first be entitled to receive payments in full before the holders of Debentures of any series are entitled to receive any payment on account of the principal of, any premium or interest on or any Additional Amounts with respect to such Debentures;

               (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holders of Debentures of any series or the Trustee on behalf of such holders would be entitled, except for the provisions of this Article XIV, shall be paid by the liquidating trustee or agent or other Person making such a payment or distribution directly to the holders of such Senior Debt or their representative, ratably according to the respective amounts of Senior Debt held or represented by each, to the extent necessary to make payment in full of all such Senior Debt remaining unpaid after giving effect to all concurrent payments and distributions to the holders of such Senior Debt; and

               (c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by the Trustee or the holders of Debentures of any series or any paying agent (or, if the Company or any Affiliate of the Company is acting as its own paying agent, money for any such payment or distribution shall be segregated or held in trust) on account of the principal of, any premium or interest on or any Additional Amounts with respect to the Debentures of such series before all Senior Debt of the Company is paid in full, such payment or distribution (subject to the provisions of Section 14.07) shall be received and held in trust by the Trustee or such holder or paying agent for the benefit of the holders of such Senior




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Debt, or their respective representatives, ratably according to the respective amounts of such Senior Debt held or represented by each, to the extent necessary to make payment as provided herein of all such Senior Debt remaining unpaid after giving effect to all concurrent payments and distributions and all provisions therefor to or for the holders of such Senior Debt, but only to the extent that as to any holder of such Senior Debt, as promptly as practical following notice from the Trustee to the holders of such Senior Debt that such prohibited payment has been received by the Trustee, holder(s) or paying agent (or has been segregated as provided above), such holder (or a representative therefor) notifies the Trustee of the amounts then due and owing on such Senior Debt, if any, held by such holder and only the amounts specified in such notices to the Trustee shall be paid to the holders of such Senior Debt.

         SECTION 14.04  Subrogation to Rights of Holders of Senior Debt.

               Subject to the payment in full of all Senior Debt of the Company as provided herein, the holders of the Debentures shall be subrogated (to the extent of the payments or distributions made to the holders of such Senior Debt pursuant to the provisions of this Article) to the rights of the holders of such Senior Debt to receive payments or distributions of assets of the Company applicable to the Senior Debt until all amounts owing on the Debentures shall be paid in full. For the purpose of such subrogation, no such payments or distributions to the holders of such Senior Debt by the Company, or by or on behalf of the holders of the Debentures by virtue of this Article XIV, which otherwise would have been made to such holders shall, as between the Company and such holders, be deemed to be payment by the Company or on account of such Senior Debt, it being understood that the provisions of this Article XIV are and are intended solely for the purpose of defining the relative rights of the holders of the Debentures, on the one hand, and the holders of such Senior Debt, on the other hand.

               If any payment or distribution to which the holders of the Debentures would otherwise have been entitled but for the provisions of this
Article XIV shall have been applied, pursuant to the provisions of this Article XIV, to the payment of amounts payable under Senior Debt of the Company, then such holders shall be entitled to receive from the holders of such Senior Debt any payments or distributions received by such holders of Senior Debt in excess of the amount sufficient to pay all amounts payable under or in respect of such Senior Debt in full.

         SECTION 14.05  Obligations of the Company Unconditional.

               Nothing contained in this Article XIV or elsewhere in this Indenture or in the Debentures is intended to or shall impair, as between the Company and the holders of the Debentures of any series, the obligation of the Company, which is absolute and unconditional, to pay to such holders the principal of, any premium and interest on or any Additional Amounts with respect to the Debentures of such series as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of such holders and creditors of the Company other than the holders of the Senior Debt, nor shall anything herein or therein prevent the Trustee or any holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XIV, of the holders of Senior Debt in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Notwithstanding anything to the contrary in this Article XIV or elsewhere in this Indenture or in the Debentures,



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upon any distribution of assets of the Company referred to in this Article XIV, the Trustee, subject to the provisions of Sections 7.01 and 7.02, and the holders of the Debentures shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to such holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other Debt of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XIV so long as such court has been apprised of the provisions of, or the order, decree or certificate makes reference to, the provisions of this
Article XIV.

         SECTION 14.06 Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice.

               The Trustee shall not at any time be charged with knowledge of the existence of any facts that would prohibit the making of any payment to or by the Trustee unless and until a Responsible Officer of the Trustee or any paying agent shall have received, no later than two Business Days prior to such payment, written notice thereof from the Company or from one or more holders of Senior Debt or from any representative therefor and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Sections 7.01 and 7.02, shall be entitled in all respects conclusively to assume that no such fact exists.

         SECTION 14.07  Application by Trustee of Amounts Deposited with It.

               Amounts deposited in trust with the Trustee pursuant to and in accordance with Article XI shall be for the sole benefit of holders of the Debentures of the series for the benefit of which such amounts were deposited, and, to the extent allocated for the payment of Debentures of such series, shall not be subject to the subordination provisions of this Article XIV. Otherwise, any deposit of assets with the Trustee or the paying agent (whether or not in trust) for the payment of principal of, any premium or interest on or any Additional Amounts with respect to any Debentures shall be subject to the provisions of Sections 14.01, 14.02, 14.03 and 14.04; provided that if prior to two Business Days preceding the date on which by the terms of this Indenture any such assets may become distributable for any purpose (including without limitation, the payment of either principal of, any premium or interest on or any Additional Amounts with respect to any Debenture), a Responsible Officer of the Trustee or such paying agent shall not have received with respect to such assets the written notice provided for in Section 14.06, then the Trustee or such paying agent shall have full power and authority to receive such assets and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary that may be received by it on or after such date; and provided further that nothing contained in this Article XIV shall prevent the Company from making, or the Trustee from receiving or applying, any payment in connection with the redemption of Debentures if the first publication of notice of such redemption (whether by mail or otherwise in accordance with this Indenture) has been made, and the Trustee has received such payment from the Company, prior to the occurrence of any of the contingencies specified in
Section 14.02 or 14.03.



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         SECTION 14.08  Subordination Rights Not Impaired by Acts or Omissions
                        of the Company or Holders of Senior Debt.

               No right of any present or future holders of any Senior Debt to enforce subordination provisions contained in this Article XIV shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with. The holders of Senior Debt may extend, renew, modify or amend the terms of the Senior Debt or any security therefor and release, sell or exchange such security and otherwise deal freely with the Company, all without affecting the liabilities and obligations of the parties to this Indenture or the holders of the Debentures.

         SECTION 14.09  Trustee to Effectuate Subordination of Debentures.

               Each holder of a Debenture by his acceptance thereof authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provisions contained in this Article XIV and to protect the rights of the holders of the Debentures pursuant to this Indenture, and appoints the Trustee his attorney-in-fact for such purpose, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors of the Company), the filing of a claim for the unpaid balance of his Debentures in the form required in said proceedings and cause said claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of the Senior Debt or their representative is hereby authorized to have the right to file and is hereby authorized to file an appropriate claim for and on behalf of the holders of said Debentures. Nothing herein contained shall be deemed to authorize the Trustee or the holders of Senior Debt or their representative to authorize or consent to or accept or adopt on behalf of any holder of Debentures any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any holder thereof, or to authorize the Trustee or the holders of Senior Debt or their representative to vote in respect of the claim of any holder of the Debentures in any such proceeding.

         SECTION 14.10  Right of Trustee to Hold Senior Debt.

               The Trustee in its individual capacity shall be entitled to all of the rights set forth in this Article XIV in respect of any Senior Debt at any time held by it to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.


         SECTION 14.11  Article XIV Not to Prevent Events of Default.

                  The failure to make a payment on account of principal of or premium (if any) or interest or Additional Amounts on the Debentures by reason of any provision of this Article XIV shall not be construed as preventing the occurrence of a Default or an Event of Default under




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Section 6.01 or in any way prevent the holders of the Debentures from exercising any right hereunder other than the right to receive payment on the Debentures.

         SECTION 14.12  No Fiduciary Duty of Trustee to Holders of Senior Debt.

               The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt, and shall not be liable to any such holders (other than for its willful misconduct or negligence) if it shall in good faith mistakenly pay over or distribute to the holders of the Debentures or the Company or any other Person, cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article XIV or otherwise. Nothing in this
Section 14.12 shall affect the obligation of any other such Person to hold such payment for the benefit of, and to pay such payment over to, the holders of Senior Debt or their representative.


         SECTION 14.13  Article Applicable to Paying Agent.

                  In case at any time any paying agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article XIV shall in such case (unless the context shall otherwise require) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article in addition to or in place of the Trustee; provided, however, that this Section 14.13 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as paying agent.




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               The Chase Manhattan Bank, as Trustee, hereby accepts the trust in this Indenture declared and provided, upon the terms and conditions herein above set forth.

               IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                     CENTEX CORPORATION



                                     By: /s/ Lawrence Angelilli
                                        Name: Lawrence Angelilli
                                        Title: Senior Vice President


                                     THE CHASE MANHATTAN BANK,
                                     as Trustee



                                     By: /s/ John G. Jones
                                        Name: John G. Jones
                                        Title: Vice President and Trust Officer




                                       65